              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                ON NOVEMBER 3, 2003


                                         SECURITIES ACT REGISTRATION NO. 2-91215
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4024

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /
                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO. 32                     /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /

                                AMENDMENT NO. 33                             /X/

                        (Check appropriate box or boxes)

                                   ----------


                        DRYDEN CALIFORNIA MUNICIPAL FUND
           (FORMERLY KNOWN AS PRUDENTIAL CALIFORNIA MUNICIPAL FUND)

               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
               (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250
                              DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                     (Name and Address of Agent for Service)
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                       date of the Registration Statement.
              It is proposed that this filing will become effective
                            (check appropriate box):

                 /X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)

                 / /  60 days after filing pursuant to paragraph (a)(1)
                 / /  on (date) pursuant to paragraph (a)(1)
                 / /  75 days after filing pursuant to paragraph (a)(2)
                 / /  on (date) pursuant to paragraph (a)(2) of Rule 485.
                 If appropriate, check the following box:
                 / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

PROSPECTUS
OCTOBER 31, 2003


DRYDEN


CALIFORNIA MUNICIPAL FUND
CALIFORNIA SERIES


FORMERLY KNOWN AS PRUDENTIAL CALIFORNIA MUNICIPAL FUND -- CALIFORNIA SERIES



FUND TYPE

MUNCIPAL BOND

OBJECTIVE

MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JENNISONDRYDEN MUTUAL FUNDS

Table of Contents


1     Risk/Return Summary
1     Investment Objective and Principal Strategies
2     Principal Risks
3     Evaluating Performance
5     Fees and Expenses

7     How the Series Invests
7     Investment Objective and Policies
9     Other Investments and Strategies
12    Investment Risks

18    How the Series is Managed
18    Board of Trustees
18    Manager
19    Investment Adviser
20    Distributor

21    Series Distributions and Tax Issues
21    Distributions
22    Tax Issues
23    If You Sell or Exchange Your Shares

25    How to Buy, Sell and Exchange Shares of the Series
25    How to Buy Shares
34    How to Sell Your Shares
37    How to Exchange Your Shares
39    Telephone Redemptions or Exchanges
39    Expedited Redemption Privilege

40    Financial Highlights
41    Class A Shares
42    Class B Shares
43    Class C Shares
44    Class Z Shares

45    Our Mutual Funds

A-1   Description of Security Ratings

      For More Information (Back Cover)


CALIFORNIA SERIES

[GRAPHIC]
(800) 225-1852

Risk/Return Summary


This section highlights key information about CALIFORNIA SERIES (the Series) of the DRYDEN CALIFORNIA MUNICIPAL FUND, formerly known as Prudential California Municipal Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "California obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.


     As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or the Series will invest at least 80% of the Series' investable assets in California obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest the Series' assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. The Series may invest in California obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2003, the Series' weighted average maturity was 8.7 years.


     While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates.

     The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

     Bond prices and the Series' net asset value generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

     Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

     Because the Series will concentrate its investments in California obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in California obligations. For more detailed information on the risks of investing in California obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

     Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.


[CHART]

ANNUAL RETURNS* (CLASS B SHARES)

1993      11.63%
1994      -6.18%
1995      17.51%
1996       2.69%
1997       8.84%
1998       5.36%
1999      -3.58%
2000      13.39%
2001      -1.62%
2002       8.92%

BEST QUARTER: 6.77% (1st quarter of 1995)
WORST QUARTER: - 5.74% (1st quarter of1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE MANAGEMENT FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS B SHARES FROM 1-1-03 TO 9-30-03 WAS 2.99%.

AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)



RETURN BEFORE TAXES                      1 YR            5 YRS          10 YRS          SINCE INCEPTION
Class A shares                           6.00%           4.99%           5.99%        6.65% (since 1-22-90)
Class C shares                           6.57%           4.85%            N/A         5.77%  (since 8-1-94)
Class Z shares                           9.55%           5.84%            N/A         6.69% (since 9-18-96)

CLASS B SHARES

RETURN BEFORE TAXES                      3.92%           5.16%           5.95%        7.35% (since 9-19-84)
RETURN AFTER TAXES
  ON DISTRIBUTIONS(2)                    3.77%           5.09%           5.88%        7.24% (since 9-19-84)
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF SERIES SHARES(2),(3)                4.20%           5.03%           5.76%        7.11% (since 9-19-84)
INDEX (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES OR TAXES)
Lehman Muni Bond Index(4)                9.60%           6.06%           6.71%          **(4)
Lipper Average(5)                        7.81%           4.89%           6.16%          **(5)


(1) THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SERIES SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE SERIES WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.

(3)  THE "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SERIES SHARES"
     MAY BE HIGHER THAN CERTAIN RETURN FIGURES BECAUSE WHEN A CAPITAL LOSS OCCURS UPON THE REDEMPTION OF SERIES SHARES, A TAX DEDUCTION IS PROVIDED THAT BENEFITS THE INVESTOR.

(4) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (LEHMAN MUNI BOND INDEX) -- AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS -- GIVES A BROAD LOOK AT HOW LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE LEHMAN MUNI BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.41% FOR CLASS A, 8.79% FOR CLASS B, 6.89% FOR CLASS C AND 6.73% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS.

(5) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS CATEGORY. THE EFFECT OF SALES CHARGES AND TAXES IS NOT INCLUDED. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. THESE RETURNS ARE AFTER DEDUCTION OF EXPENSES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.87% FOR CLASS A, 8.03% FOR CLASS B, 6.14% FOR CLASS C AND 5.82% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

FEES AND EXPENSES


These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series -- Classes A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                           CLASS A       CLASS B      CLASS C       CLASS Z
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)                 3%          None            1%(2)      None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or sale proceeds)                                       1%(5)          5%(3)        1%(4)      None
Maximum sales charge (load) imposed on
  reinvested dividends and other distributions               None           None         None          None
Redemption fees                                              None           None         None          None
Exchange fee                                                 None           None         None          None


ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                          CLASS A        CLASS B      CLASS C        CLASS Z
Management fees                                               .50%           .50%         .50%          .50%
+ Distribution and service (12b-1) fees                       .30%           .50%        1.00%         None
+ Other expenses                                              .22%           .22%         .22%          .22%
= TOTAL ANNUAL SERIES OPERATING EXPENSES                     1.02%          1.22%        1.72%          .72%
- Fee waiver or expense reimbursement                        None(6)        None         None(6)       None
= NET ANNUAL SERIES OPERATING EXPENSES                       1.02%          1.22%        1.72%          .72%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.


(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(4) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(5) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

(6) THE EXPENSE INFORMATION FOR CLASS A AND CLASS C SHARES HAS BEEN UPDATED TO REFLECT CURRENT FEES. HOWEVER, THE TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A AND CLASS C SHARES FOR THE FISCAL YEAR ENDING AUGUST 31, 2004 ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE. EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75
OF 1%, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004, BUT MAY BE DISCONTINUED, PARTIALLY OR COMPLETELY, AT ANY TIME. WITH THESE VOLUNTARY WAIVERS, THE CLASS A AND CLASS C SHARES TOTAL ACTUAL ANNUAL OPERATING EXPENSES ARE ESTIMATED TO BE .97% AND 1.47%, RESPECTIVELY.


EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                          1 YR      3 YRS      5 YRS      10 YRS
Class A shares                          $  401     $  615     $  846    $  1,510
Class B shares                          $  624     $  687     $  770    $  1,396
Class C shares                          $  373     $  636     $1,024    $  2,110
Class Z shares                          $   74     $  230     $  401    $    894


You would pay the following expenses on the same investment if you did not sell your shares:


                                          1 YR      3 YRS      5 YRS      10 YRS
Class A shares                          $  401     $  615     $  846    $  1,510
Class B shares                          $  124     $  387     $  670    $  1,396
Class C shares                          $  273     $  636     $1,024    $  2,110
Class Z shares                          $   74     $  230     $  401    $    894

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

     In pursuing the Series' objective, we invest primarily in CALIFORNIA OBLIGATIONS, including California state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its investable assets invested in California obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues -- Distributions."

     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

     We normally invest the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. We may also invest

[SIDENOTE]

MUNICIPAL BONDS

STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

in municipal bonds the interest and/or principal payments on which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

     A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.


     During the fiscal year ended August 31, 2003, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



                                                                  PERCENTAGES OF
RATINGS                                                         TOTAL INVESTMENTS
AAA/Aaa                                                                    60.50%
AA/Aa                                                                       8.72%
A/A                                                                        12.09%
BBB/Baa                                                                    12.43%
Unrated                                                                     5.09%
Cash                                                                        1.17%


     In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds.

The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

     The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.


     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

     The Series' investment objective and policy of investing so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or investing at least 80% of its investable assets in California obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS

The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES

The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS, SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives -- such as FUTURES CONTRACTS, OPTIONS ON FUTURES AND SWAPS -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.


FUTURES CONTRACTS AND RELATED OPTIONS

The Series may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.


SWAP TRANSACTIONS

The Series may enter into SWAP TRANSACTIONS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, interest rate swaps, total return swaps and index swaps.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risks of Hedging and Return Enhancement Strategies."


TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES


The Series also follows certain policies when it BORROWS MONEY (the Series may currently borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."


INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
MUNICIPAL BONDS                            -  Concentration risk -- the risk that     -  Tax-exempt interest income, except
                                              bonds may lose value because of            with respect to certain bonds, such
PROVIDE AT LEAST 80% OF SERIES' INCOME        political, economic or other events        as private activity bonds, which are
OR COMPRISE AT LEAST 80% OF ITS ASSETS        affecting issuers of California            subject to the federal alternative
UNDER NORMAL CIRCUMSTANCES                    obligations                                minimum tax (AMT)

                                           -  Credit risk -- the risk that the        -  If interest rates decline, long-term
                                              borrower can't pay back the money          yields should be higher than money
                                              borrowed or make interest payments         market yields
                                              (lower for insured and higher rated
                                              bonds). The lower a bond's quality,     -  Bonds have generally outperformed
                                              the higher its potential volatility        money market investments over the
                                                                                         long term
                                           -  Market risk -- the risk that bonds
                                              will lose value in the market,          -  Most bonds rise in value when
                                              sometimes rapidly or unpredictably,        interest rates fall
                                              because interest rates rise or there
                                              is a lack of confidence in the
                                              borrower or the bond's insurer

                                           -  Illiquidity risk -- the risk that
                                              bonds may be difficult to value
                                              precisely and sell at the time or
                                              price desired, in which case
                                              valuation would depend more on the
                                              investment adviser's judgment than is
                                              generally the case with other types
                                              of municipal bonds

                                           -  Nonappropriation risk -- the risk
                                              that the state or municipality may
                                              not include the bond obligations in
                                              future budgets

                                           -  Tax risk -- the risk that federal,
                                              state or local income tax rates may
                                              decrease, which could decrease demand
                                              for municipal bonds, or that a change
                                              in law may limit or eliminate
                                              exemption of interest on municipal
                                              bonds from such taxes

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
ZERO COUPON MUNICIPAL BONDS                -  See credit risk, market risk,           -  Tax-exempt interest income, except
                                              concentration risk and tax risk            with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 40%                                                 as private activity bonds, which are
                                           -  Typically subject to greater               subject to the AMT
                                              volatility and less liquidity in
                                              adverse markets than other municipal    -  Value rises faster when interest
                                              bonds                                      rates fall

MUNICIPAL LEASE OBLIGATIONS                -  See concentration risk, credit risk,    -  Tax-exempt interest income, except
                                              market risk, illiquidity risk,             with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 25%      nonappropriation risk and tax risk         as private activity bonds, which are
                                                                                         subject to the AMT
                                           -  Abatement risk -- the risk that the
                                              entity leasing the equipment or         -  If interest rates decline, long-term
                                              facility will not be required to make      yields should be higher than money
                                              lease payments because it does not         market yields
                                              have full use of the equipment or
                                              facility

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
DERIVATIVES (INCLUDING SWAPS)              -  The value of derivatives (such as       -  The Series could make money and
                                              futures, options on futures and            protect against losses if the
PERCENTAGE VARIES; USUALLY LESS THAN          swaps) that are used to hedge a            investment analysis proves correct

20%; UP TO 15% FOR SWAPS                      portfolio security is determined
                                              independently from that security and    -  One way to manage the Series'
                                              could result in a loss to the Series       risk/return balance is to lock in the
                                              when the price movement of a               value of an investment ahead of time
                                              derivative does not correlate with a
                                              change in the value of the Series       -  Derivatives used for return
                                              security                                   enhancement purposes involve a type
                                                                                         of leverage and could generate
                                           -  Derivatives may not have the intended      substantial gains at low cost
                                              effects and may result in losses or
                                              missed opportunities                    -  Hedges that correlate well with an
                                                                                         underlying position can increase or
                                           -  The other party to a derivatives           enhance investment income or capital
                                              contract could default                     gains at low cost

                                           -  Derivatives can increase share price
                                              volatility and derivatives that
                                              involve leverage could magnify losses

                                           -  Certain types of derivatives involve
                                              costs to the Series that can reduce
                                              returns

                                           -  May be difficult to value precisely
                                              or sell at the time or price desired

WHEN-ISSUED AND DELAYED-DELIVERY           -  Value of securities may decrease        -  May magnify underlying investment
SECURITIES                                    before delivery occurs                     gains

PERCENTAGE VARIES; USUALLY LESS THAN 20%   -  Broker/dealer may become insolvent
                                              prior to delivery

                                           -  Investment costs may exceed potential
                                              underlying investment gains

                                           -  See tax risk


% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
MUNICIPAL ASSET-BACKED SECURITIES          -  Prepayment risk -- the risk that the    -  Pass-through instruments provide
                                              underlying bonds may be prepaid,           greater diversification than direct
PERCENTAGE VARIES; USUALLY LESS THAN 15%      partially or completely, generally         ownership of municipal bonds
                                              during periods of falling interest
                                              rates, which could adversely affect     -  May offer higher yield due to their
                                              yield to maturity and could require        structure
                                              the Series to reinvest in lower
                                              yielding bonds                          -  Tax-exempt interest income, except
                                                                                         with respect to certain bonds, such
                                           -  Credit risk -- the risk that the           as private activity bonds, which are
                                              underlying municipal bonds will not        subject to the AMT
                                              be paid by issuers or by credit
                                              insurers or guarantors of such
                                              instruments. Some municipal
                                              asset-backed securities are unsecured
                                              or secured by lower-rated insurers or
                                              guarantors and thus may involve
                                              greater risk

                                           -  See market risk and tax risk

INVERSE FLOATERS/SECONDARY INVERSE         -  High market risk -- risk that inverse   -  Income generally will increase when
FLOATERS                                      floaters will fluctuate in value more      interest rates decrease
                                              dramatically than other debt
PERCENTAGE VARIES; USUALLY LESS THAN 15%      securities when interest rates change

                                           -  See credit risk, illiquidity risk and
                                              tax risk

                                           -  Secondary inverse floaters are
                                              subject to additional risks of
                                              municipal asset-backed securities

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
ILLIQUID SECURITIES                        -  See illiquidity risk                    -  May offer a more attractive yield or
                                                                                         potential for growth than more widely
UP TO 15% OF NET ASSETS                                                                  traded securities

VARIABLE/FLOATING RATE BONDS               -  Value lags value of fixed-rate          -  May offer protection against interest
                                              securities when interest rates change      rate increases
PERCENTAGE VARIES; USUALLY LESS THAN 10%
                                           -  See tax risk

How the Series is Managed

BOARD OF TRUSTEES


The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.

     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.

     Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.

     PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


     PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of June 30, 2003. Senior Managing Director and Chief Investment Officer James J. Sullivan heads the Group.

     Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.

     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed-income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


     The Municipal Bond Sector Team, headed by Robert Waas, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy utilizing the following approach:


     - "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Municipal Bond Sector Team.
     - The Market Outlook is developed quarterly by a team led by the Chief Investment Officer. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.
     - Mr. Waas and the Team develop the Series' investment strategy within the framework of the Market Outlook and the Series' investment objective, restrictions, policies and benchmark.

     - The Team implements the strategy through security selection and trading. All municipal bond security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the Team. Other sector teams may contribute to securities selection when appropriate.
     - The Series' risk exposure is monitored continually and is adjusted as warranted.

                                 MUNICIPAL BONDS

ASSETS UNDER MANAGEMENT: $5.0 billion (as of June 30, 2003).

TEAM LEADER: Robert Waas GENERAL INVESTMENT EXPERIENCE: 19 years

PORTFOLIO MANAGERS: 2. AVERAGE GENERAL INVESTMENT EXPERIENCE: 25 years.


SECTOR: City, state and local government securities.


INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

Series Distributions and Tax Issues


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal and California state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.


     The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends paid by the Series generally will not qualify for the 15% maximum rate applicable to certain dividends pursuant to recently enacted legislation.


     As we mentioned before, the Series will concentrate its investments in California obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM CALIFORNIA STATE INCOME TAXES (but not from California franchise taxes) FOR CALIFORNIA RESIDENTS if the dividends are excluded from federal income taxes, are derived from interest payments on California obligations and as long as 50% or more of the value of its total assets are obligations which when held by an individual is exempt from taxation under California law. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.


     The Series also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Series sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES


If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.


     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


     Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax


[SIDENOTE]

[GRAPHIC]

                      -->       +$      CAPITAL GAIN
                                        (taxes owed)
     RECEIPTS
     FROM SALE                          OR

                      -->       -$      CAPITAL LOSS
                                        (offset against gain)
purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES


We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.

How to Buy, Sell and Exchange Shares of the Series

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.


     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase shares from certain broker-dealers not affiliated with Prudential.

     When choosing a share class, you should consider the following:

     -    The amount of your investment
     - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges
     - The different sales charges that apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC
     -    Whether you qualify for any reduction or waiver of sales charges
     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     - The fact that, if you are purchasing Class B shares in an amount of $250,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances


     - The fact that, if you are purchasing Class C shares in an amount of $250,000 or more, you should consult with your financial adviser because another share class (like Class A) may be more beneficial given your circumstances.


     -    Whether you qualify to purchase Class Z shares.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                            CLASS A         CLASS B          CLASS C            CLASS Z
 Minimum purchase
   amount(1)                $ 1,000         $ 1,000          $ 2,500            None

 Minimum amount for
   subsequent purchases(1)  $   100         $   100          $   100            None

Maximum initial             3% of the       None             1% of the          None
   sales charge             public                           public
                            offering price                   offering price(2)

 Contingent Deferred        1%(4)           If sold during:  1% on sales        None
   Sales Charge (CDSC)(3)                   Year 1       5%  made within
                                            Year 2       4%  18 months of
                                            Year 3       3%  purchase
                                            Year 4       2%
                                            Years 5/6    1%
                                            Year 7       0%
 Annual distribution         .30 of 1%(6)  .50 of 1%        1%(6)              None
   and service (12b-1)
   fees (shown as
   a percentage of
   average net
   assets)(5)


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."


(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN BROKER-DEALERS NOT AFFILIATED WITH PRUDENTIAL MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.


(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES -- CONTINGENT DEFERRED SALES CHARGE (CDSC)."


(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

(5) THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. CLASS A AND CLASS B SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), AND FOR CLASS B SHARES, IS LIMITED TO .50 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE). CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE), OF .75 OF 1%.

(6) EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR EACH OF THE CLASS
    A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004 BUT MAY BE DISCONTINUED PARTIALLY OR COMPLETELY AT ANY TIME.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS % OF  SALES CHARGE AS % OF        DEALER
 AMOUNT OF PURCHASE              OFFERING PRICE       AMOUNT INVESTED   REALLOWANCE
 Less than $99,999                         3.00%                 3.09%         3.00%
 $100,000 to $249,999                      2.50%                 2.56%         2.50%
 $250,000 to $499,999                      1.50%                 1.52%         1.50%
 $500,000 to $999,999                      1.00%                 1.01%         1.00%
 $1 million and above(1)                   None                  None          None


(1) IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASE THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


     To satisfy the purchase amounts above, you can:

     -    Invest with an eligible group of investors who are related to you


     - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time
     - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)
     - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months.
     - The value of shares held in JennisonDryden or Strategic Partners mutual funds will be included for purposes of determining Rights of Accumulation and Letter of Intent.


     The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or
     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Wachovia Securities, LLC (Wachovia Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     -    Purchase your shares through an account at Wachovia Securities,

     - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or
     -    Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

     - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund);
     -    Prudential, with an investment of $10 million or more; and
     - Class Z shares may also be purchased by qualified state tuition programs (529 Plans).


PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS


If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

     Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Series also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Series' NAV is determined. The use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Series' NAV, we will generally value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Series may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.


     We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS CITY ABC BONDS IN ITS PORTFOLIO AND THE PRICE OF CITY ABC BONDS GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

     Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

     For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

     Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

     -    You are selling more than $100,000 of shares,
     - You want the redemption proceeds made payable to someone that is not in our records,
     - You want the redemption proceeds sent to some place that is not in our records, or
     -    You are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell your shares in the following order:


     - Amounts representing shares you purchased with reinvested dividends and distributions,


     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares, and

     - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares.


     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC, however, is waived for all such Class A investors except those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and
     -    On certain sales effected through the Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


     Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING


Frequent trading of the Series' shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.


     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege," in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                      2003        2002(c)             2001           2000           1999
NET ASSET VALUE, BEGINNING OF
  YEAR                                     $    12.30     $    12.36       $    11.78     $    11.45     $    12.22
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                             .51            .53              .56            .58            .59
Net realized and unrealized gain
  (loss) on investment transactions              (.27)           .05              .58            .33           (.77)
TOTAL FROM INVESTMENT OPERATIONS                  .24            .58             1.14            .91           (.18)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
  income                                         (.51)          (.53)            (.56)          (.58)          (.59)
Distributions in excess of net
  investment income                                --             --               --             --(a)          --
Distributions from net realized
  gains                                          (.08)          (.11)              --             --             --
TOTAL DISTRIBUTIONS                              (.59)          (.64)            (.56)          (.58)          (.59)
NET ASSET VALUE, END OF YEAR               $    11.95     $    12.30       $    12.36     $    11.78     $    11.45
TOTAL RETURN(b)                                  2.02%          4.92%            9.91%          8.35%         (1.56)%

RATIOS/SUPPLEMENTAL DATA                         2003        2002(c)             2001           2000           1999
NET ASSETS, END OF YEAR (000)              $   96,409     $  102,729       $  103,368     $   94,776     $   92,868
AVERAGE NET ASSETS (000)                   $  103,428     $  102,429       $   99,324     $   93,560     $   94,868
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
  and service (12b-1) fees(d)                     .97%           .97%             .98%           .93%           .89%
Expenses, excluding distribution
  and service (12b-1) fees                        .72%           .72%             .73%           .68%           .69%
Net investment income                            4.22%          4.38%            4.66%          5.13%          4.94%
FOR CLASS A, B, C AND Z
  SHARES:
Portfolio turnover rate                            63%            30%              48%            25%            13%



(a)  LESS THAN $.005 PER SHARE.

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED, AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(c) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.37% TO 4.38%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(d) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% ON THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

CLASS B SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                      2003           2002(c)          2001           2000           1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                      $    12.30     $    12.36       $    11.78     $    11.44     $    12.22
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                             .48            .50              .53            .56            .56
Net realized and unrealized gain
 (loss) on investment transactions               (.27)           .05              .58            .34           (.78)
TOTAL FROM INVESTMENT OPERATIONS                  .21            .55             1.11            .90           (.22)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                          (.48)          (.50)            (.53)          (.56)          (.56)
Distributions in excess of net
 investment income                                 --             --               --             --(a)          --
Distributions from net realized gains            (.08)          (.11)              --             --             --
TOTAL DISTRIBUTIONS                              (.56)          (.61)            (.53)          (.56)          (.56)
NET ASSET VALUE, END OF YEAR               $    11.95     $    12.30       $    12.36     $    11.78     $    11.44
TOTAL RETURN(b)                                  1.76%          4.67%            9.63%          8.18%         (1.94)%

RATIOS/SUPPLEMENTAL DATA                         2003           2002(c)          2001           2000           1999
NET ASSETS, END OF YEAR (000)              $   21,157     $   25,787       $   27,554     $   32,403     $   48,196
AVERAGE NET ASSETS (000)                   $   23,862     $   26,110       $   28,540     $   38,348     $   56,041
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                        1.22%          1.22%            1.23%          1.18%          1.19%
Expenses, excluding distribution
 and service (12b-1) fees                         .72%           .72%             .73%           .68%           .69%
Net investment income                            3.97%          4.13%            4.41%          4.89%          4.62%



(a)  LESS THAN $.005 PER SHARE.

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED, AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(c) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005 AND NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS C SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL YEARS ENEDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                      2003           2002(c)        2001           2000           1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                      $    12.30     $    12.36     $    11.78     $    11.44     $    12.22
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                             .45            .47            .50            .53            .53
Net realized and unrealized gain
 (loss) on investment transactions               (.27)           .05            .58            .34           (.78)
TOTAL FROM INVESTMENT OPERATIONS                  .18            .52           1.08            .87           (.25)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                          (.45)          (.47)          (.50)          (.53)          (.53)
Distributions in excess of net
 investment income                                 --             --             --             --(a)          --
Distributions from net realized gains            (.08)          (.11)            --             --             --
TOTAL DISTRIBUTIONS                              (.53)          (.58)          (.50)          (.53)          (.53)
NET ASSET VALUE, END OF YEAR               $    11.95     $    12.30     $    12.36     $    11.78     $    11.44
TOTAL RETURN(b)                                  1.51%          4.41%          9.36%          7.91%         (2.18)%

RATIOS/SUPPLEMENTAL DATA                         2003           2002(c)        2001           2000           1999
NET ASSETS, END OF YEAR (000)              $    2,518     $    2,098     $    1,519     $    1,112     $    1,447
AVERAGE NET ASSETS (000)                   $    2,271     $    1,778     $    1,226     $    1,290     $    1,373
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees(d)                     1.47%          1.47%          1.48%          1.43%          1.44%
Expenses, excluding distribution
 and service (12b-1) fees                         .72%           .72%           .73%           .68%           .69%
Net investment income                            3.74%          3.89%          4.14%          4.64%          4.40%



(a)  LESS THAN $.005 PER SHARE.

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED, AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(c) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005 AND NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(d) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS C SHARES.

CLASS Z SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                      2003           2002(c)        2001           2000           1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                      $    12.30     $    12.37     $    11.79     $    11.45     $    12.23
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                             .54            .56            .59            .61            .62
Net realized and unrealized gain
 (loss) on investment transactions               (.27)           .04            .58            .34           (.78)
TOTAL FROM INVESTMENT OPERATIONS                  .27            .60           1.17            .95           (.16)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                          (.54)          (.56)          (.59)          (.61)          (.62)
Distributions in excess of net
 investment income                                 --             --             --             --(a)          --
Distributions from net realized gains            (.08)          (.11)            --             --             --
TOTAL DISTRIBUTIONS                              (.62)          (.67)          (.59)          (.61)          (.62)
NET ASSET VALUE, END OF PERIOD             $    11.95     $    12.30     $    12.37     $    11.79     $    11.45
TOTAL RETURN(b)                                  2.27%          5.09%         10.17%          8.71%         (1.44)%

RATIOS/SUPPLEMENTAL DATA                         2003           2002(c)        2001           2000           1999
NET ASSETS, END OF PERIOD (000)            $    5,087     $    3,832     $    2,298     $    1,599     $      928
AVERAGE NET ASSETS (000)                   $    4,300     $    2,778     $    1,708     $    1,231     $    1,427
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                         .72%           .72%           .73%           .68%           .69%
Expenses, excluding distribution
 and service (12b-1) fees                         .72%           .72%           .73%           .68%           .69%
Net investment income                            4.49%          4.64%          4.90%          5.37%          5.15%



(a)  LESS THAN $.005 PER SHARE.

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED, AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(c) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY $.005 AND NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

Our Mutual Funds

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
  DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
  DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
  JENNISON FINANCIAL SERVICES FUND
  JENNISON HEALTH SCIENCES FUND
  JENNISON TECHNOLOGY FUND
  JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
  JENNISON GLOBAL GROWTH FUND
  DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
  DRYDEN SHORT-TERM CORPORATE BOND FUND
  DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
  CALIFORNIA INCOME SERIES
  CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
  FLORIDA SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

DRYDEN GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES

MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**

  MONEY MARKET SERIES


 * JennisonDryden Mutual Funds are also exchangeable with Strategic Partners Mutual Funds.
** This fund is not a direct purchase money fund and is only an exchangeable money fund.

Appendix A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
DEBT RATINGS

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries
     -    High rates of return on funds employed
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection
     - Broad margins in earnings coverage of fixed financial changes and high internal cash generation
     - Well-established access to a range of financial markets and assured sources of alternative liquidity

     PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

SHORT-TERM RATINGS

Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

     MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

     MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

     PLUS (+) OR MINUS ( - ): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

     B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

     CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned and actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS

A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule -- the longer the final maturity relative to other maturities the more likely it will be treated as a note
     - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

Municipal notes rating symbols are as follows:

     SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

     PLUS (+) OR MINUS ( - ): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

     NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

     Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com



Additional information about the Series can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT


  (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

IN PERSON

Public Reference Room in Washington, DC
  (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at http://www.sec.gov


FUND SYMBOLS  NASDAQ     CUSIP
              ------   ---------
Class A       PRMCX    262433881
Class B       PBCMX    262433873
Class C       PCCSX    262433865
Class Z       PZCSX    262433857


MF116A                                  Investment Company Act File No. 811-4024

PROSPECTUS
OCTOBER 31, 2003



DRYDEN

CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES

FORMERLY KNOWN AS PRUDENTIAL CALIFORNIA MUNICIPAL FUND -- CALIFORNIA INCOME
SERIES


FUND TYPE
MUNICIPAL BOND

OBJECTIVE
MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JENNISONDRYDEN MUTUAL FUNDS

TABLE OF CONTENTS


1    RISK/RETURN SUMMARY

1    Investment Objective and Principal Strategies
2    Principal Risks
4    Evaluating Performance
6    Fees and Expenses

8    HOW THE SERIES INVESTS

8    Investment Objective and Policies
10   Other Investments and Strategies
13   Investment Risks

19   HOW THE SERIES IS MANAGED

19   Board of Trustees
19   Manager
20   Investment Adviser
21   Distributor

22   SERIES DISTRIBUTIONS AND TAX ISSUES

22   Distributions
23   Tax Issues
24   If You Sell or Exchange Your Shares

26   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

26   How to Buy Shares
35   How to Sell Your Shares
39   How to Exchange Your Shares
40   Telephone Redemptions or Exchanges
41   Expedited Redemption Privilege

42   FINANCIAL HIGHLIGHTS

43   Class A Shares
44   Class B Shares
45   Class C Shares
46   Class Z Shares

47   OUR MUTUAL FUNDS

A-1  DESCRIPTION OF SECURITY RATINGS

     FOR MORE INFORMATION (Back Cover)


CALIFORNIA INCOME SERIES

[GRAPHIC]

(800) 225-1852

RISK/RETURN SUMMARY


This section highlights key information about CALIFORNIA INCOME SERIES (the Series) of the DRYDEN CALIFORNIA MUNICIPAL FUND, formerly known as Prudential California Municipal Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "California obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.


     As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or the Series will invest at least 80% of its investable assets in California obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS, commonly known as JUNK BONDS. The Series may invest in California obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2003, the Series' weighted average maturity was 9.4 years.

     While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

     The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

     Bond prices and the Series' net asset value generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

     Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

     Because the Series will concentrate its investments in California obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in California obligations. For more detailed information on the risks of investing in California obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

     Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.


[CHART]

ANNUAL RETURNS* (CLASS A SHARES)

1993        14.21%
1994        -3.70%
1995        18.53%
1996         4.36%
1997        10.28%
1998         6.45%
1999        -7.01%
2000        12.89%
2001         3.37%
2002         8.66%

BEST QUARTER: 6.72% (1st quarter of 1995)
WORST QUARTER: - 4.3% (1st quarter of 1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) AND MANAGEMENT FEE WAIVERS, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS A SHARES FROM 1-1-03 TO 9-30-03 WAS 3.52%.

AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)


RETURN BEFORE TAXES                                1 YR          5 YRS         10 YRS         SINCE INCEPTION
Class B shares                                     3.39%         4.83%           N/A        5.80% (since 12-7-93)
Class C shares                                     6.04%         4.53%           N/A        5.90%  (since 8-1-94)
Class Z shares                                     8.93%         5.52%           N/A        6.58% (since 9-18-96)

CLASS A SHARES

RETURN BEFORE TAXES                                5.40%         4.65%          6.54%       7.18% (since 12-3-90)
RETURN AFTER TAXES ON
 DISTRIBUTIONS(2)                                  5.40%         4.64%          6.49%       7.12% (since 12-3-90)
RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF
 SERIES SHARES(2),(3)                              5.06%         4.68%          6.36%       6.96% (since 12-3-90)

INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)

Lehman Muni Bond Index(4)                          9.60%         6.06%          6.71%         **(4)
Lipper Average(5)                                  7.81%         4.89%          6.16%         **(5)


(1) THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SERIES SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE SERIES WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.



(3)  THE "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SERIES SHARES"
     MAY BE HIGHER THAN CERTAIN RETURN FIGURES BECAUSE WHEN A CAPITAL LOSS OCCURS UPON THE REDEMPTION OF SERIES SHARES, A TAX DEDUCTION IS PROVIDED THAT BENEFITS THE INVESTOR.

(4) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (LEHMAN MUNI BOND INDEX) -- AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS -- GIVES A BROAD LOOK AT HOW LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE LEHMAN MUNI BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.31% FOR CLASS A, 6.29% FOR CLASS B, 6.89% FOR CLASS C AND 6.73% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS.

(5) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS CATEGORY. THE EFFECT OF SALES CHARGES AND TAXES IS NOT INCLUDED. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. THESE RETURNS ARE AFTER DEDUCTION OF EXPENSES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.75% FOR CLASS A, 5.55% FOR CLASS B, 6.14% FOR CLASS C AND 5.82% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

FEES AND EXPENSES


These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series -- Classes A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                     CLASS A      CLASS B      CLASS C      CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)             3%        None            1%(2)     None

Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                   1%(5)        5%(3)        1%(4)     None

Maximum sales charge (load) imposed on
 reinvested dividends and other distributions           None         None         None         None

Redemption fees                                         None         None         None         None

Exchange fee                                            None         None         None         None


ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                     CLASS A      CLASS B      CLASS C      CLASS Z
Management fees                                          .50%         .50%         .50%         .50%

+ Distribution and service (12b-1) fees                  .30%         .50%        1.00%        None

+ Other expenses                                         .15%         .15%         .15%         .15%

= TOTAL ANNUAL SERIES OPERATING EXPENSES                 .95%        1.15%        1.65%         .65%

- Fee waiver or expense reimbursement                    None(6)      None         None(6)      None

= NET ANNUAL SERIES OPERATING EXPENSES                   .95%        1.15%        1.65%         .65%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.


(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(4) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(5) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

(6)  THE EXPENSE INFORMATION FOR CLASS A AND CLASS C SHARES HAS BEEN UPDATED
     TO REFLECT CURRENT FEES. HOWEVER, THE TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A AND CLASS C SHARES FOR THE FISCAL YEAR ENDING AUGUST 31, 2004 ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE. EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR CLASS A AND CLASS C SHARES TO
     .25 OF 1% AND .75 OF 1%, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004, BUT
     MAY BE DISCONTINUED, PARTIALLY OR COMPLETELY, AT ANY TIME. WITH THESE VOLUNTARY WAIVERS, THE CLASS A AND CLASS C SHARES TOTAL ACTUAL ANNUAL OPERATING EXPENSES ARE ESTIMATED TO BE .90% AND 1.40%, RESPECTIVELY.

EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                             1 YR     3 YRS     5 YRS     10 YRS
Class A shares                             $  394   $   594   $   810   $  1,431

Class B shares                             $  617   $   665   $   733   $  1,316

Class C shares                             $  366   $   615   $   988   $  2,035

Class Z shares                             $   66   $   208   $   362   $    810


You would pay the following expenses on the same investment if you did not sell your shares:


                                             1 YR     3 YRS     5 YRS     10 YRS
Class A shares                             $  394   $   594   $   810   $  1,431

Class B shares                             $  117   $   365   $   633   $  1,316

Class C shares                             $  266   $   615   $   988   $  2,035

Class Z shares                             $   66   $   208   $   362   $    810

HOW THE SERIES INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

     In pursuing the Series' objective, we invest primarily in CALIFORNIA OBLIGATIONS, including California state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California state and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its investable assets invested in California obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues -- Distributions."

     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

     We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments on which are

[SIDENOTE]

MUNICIPAL BONDS

STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS or JUNK BONDS. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

     A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.


     During the fiscal year ended August 31, 2003, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



                                                                 PERCENTAGES OF
RATINGS                                                         TOTAL INVESTMENTS
AAA/Aaa                                                                    49.93%
AA/Aa                                                                       2.47%
A/A                                                                         8.62%
BBB/Baa                                                                     9.28%
BBB/Ba                                                                      1.11%
B                                                                           1.04%
Unrated                                                                    25.09%
Cash                                                                        2.46%

     In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

     The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.


     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

     The Series' investment objective and policy of investing so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or investing at least 80% of its investable assets in California obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS

The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES

The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS, SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives -- such as FUTURES CONTRACTS, OPTIONS ON FUTURES AND SWAPS -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.


FUTURES CONTRACTS AND RELATED OPTIONS


The Series may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

SWAP TRANSACTIONS

The Series may enter into SWAP TRANSACTIONS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, interest rate swaps, total return swaps and index swaps.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risks of Hedging and Return Enhancement Strategies."

TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES


The Series also follows certain policies when it BORROWS MONEY (the Series may currently borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."


INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
MUNICIPAL BONDS                            -  Concentration risk -- the risk that     -  Tax-exempt interest income, except
                                              bonds may lose value because of            with respect to certain bonds, such
PROVIDE AT LEAST 80% OF SERIES' INCOME        political, economic or other events        as private activity bonds, which are
OR COMPRISE AT LEAST 80% OF ITS ASSETS        affecting issuers of California            subject to the federal alternative
UNDER NORMAL CIRCUMSTANCES                    obligations                                minimum tax (AMT)

                                           -  Credit risk -- the risk that the        -  If interest rates decline, long-term
                                              borrower can't pay back the money          yields should be higher than money
                                              borrowed or make interest payments         market yields
                                              (lower for insured and higher rated
                                              bonds). The lower a bond's quality,     -  Bonds have generally outperformed
                                              the higher its potential volatility        money market instruments over the
                                                                                         long term
                                           -  Market risk -- the risk that bonds
                                              will lose value in the market,          -  Most bonds rise in value when
                                              sometimes rapidly or unpredictably,        interest rates fall
                                              because interest rates rise or there
                                              is a lack of confidence in the
                                              borrower or the bond's insurer

                                           -  Illiquidity risk -- the risk that
                                              bonds may be difficult to value
                                              precisely and sell at the time or
                                              price desired, in which case
                                              valuation would depend more on the
                                              investment adviser's judgment than is
                                              generally the case with other types
                                              of municipal bonds

                                           -  Nonappropriation risk -- the risk
                                              that the state or municipality may
                                              not include the bond obligations in
                                              future budgets

                                           -  Tax risk -- the risk that federal,
                                              state or local income tax rates may
                                              decrease, which could decrease demand
                                              for municipal bonds, or that a change
                                              in law may limit or eliminate
                                              exemption of interest on municipal
                                              bonds from such taxes

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
ZERO COUPON MUNICIPAL BONDS                -  See credit risk, market risk,           -  Tax-exempt interest income, except
                                              concentration risk and tax risk            with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 40%                                                 as private activity bonds, which are
                                           -  Typically subject to greater               subject to the AMT
                                              volatility and less liquidity in
                                              adverse markets than other municipal    -  Value rises faster when interest
                                              bonds                                      rates fall

HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS      -  See market risk (particularly high),    -  May offer higher interest income and
(JUNK BONDS)                                  credit risk (particularly high),           higher potential gains than
                                              illiquidity risk (particularly high)       higher-grade municipal bonds
UP TO 30%                                     and tax risk
                                                                                      -  Most bonds rise in value when
                                           -  Are generally less secure than             interest rates fall
                                              higher-quality debt securities

MUNICIPAL LEASE OBLIGATIONS                -  See concentration risk, credit risk,    -  Tax-exempt interest income, except
                                              market risk, illiquidity risk,             with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 25%      nonappropriation risk and tax risk         as private activity bonds, which are
                                                                                         subject to the AMT
                                           -  Abatement risk -- the risk that the
                                              entity leasing the equipment or         -  If interest rates decline, long-term
                                              facility will not be required to make      yields should be higher than money
                                              lease payments because it does not         market yields
                                              have full use of the equipment or
                                              facility

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
DERIVATIVES (INCLUDING SWAPS)              -  The value of derivatives (such as       -  The Series could make money and
                                              futures, options on futures and            protect against losses if the
PERCENTAGE VARIES; USUALLY LESS THAN          swaps) that are used to hedge a            investment analysis proves correct
20%; UP TO 15% FOR SWAPS                      portfolio security is determined
                                              independently from that security and    -  One way to manage the Series'
                                              could result in a loss to the Series       risk/return balance is to lock in the
                                              when the price movement of a               value of an investment ahead of time
                                              derivative does not correlate with a
                                              change in the value of the Series       -  Derivatives used for return
                                              security                                   enhancement purposes involve a type
                                                                                         of leverage and could generate
                                           -  Derivatives may not have the intended      substantial gains at low cost
                                              effects and may result in losses or
                                              missed opportunities                    -  Hedges that correlate well with an
                                                                                         underlying position can increase or
                                           -  The other party to a derivatives           enhance investment income or capital
                                              contract could default                     gains at low cost

                                           -  Derivatives can increase share price
                                              volatility and derivatives that
                                              involve leverage could magnify losses

                                           -  Certain types of derivatives involve
                                              costs to the Series that can reduce
                                              returns

                                           -  May be difficult to value precisely
                                              or sell at the time or price desired

WHEN-ISSUED AND DELAYED-DELIVERY           -  Value of securities may decrease        -  May magnify underlying investment
SECURITIES                                    before delivery occurs                     gains

PERCENTAGE VARIES; USUALLY LESS THAN 20%   -  Broker/dealer may become insolvent
                                              prior to delivery

                                           -  Investment costs may exceed potential
                                              underlying investment gains

                                           -  See tax risk

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
MUNICIPAL ASSET-BACKED SECURITIES          -  Prepayment risk -- the risk that the    -  Tax-exempt interest income, except
                                              underlying bonds may be prepaid,           with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 15%      partially or completely, generally         as private activity bonds, which are
                                              during periods of falling interest         subject to the AMT
                                              rates, which could adversely affect
                                              yield to maturity and could require     -  Pass-through instruments provide
                                              the Series to reinvest in lower            greater diversification than direct
                                              yielding bonds                             ownership of municipal bonds

                                           -  Credit risk -- the risk that the        -  May offer higher yield due to their
                                              underlying municipal bonds will not        structure
                                              be paid by issuers or by credit
                                              insurers or guarantors of such
                                              instruments. Some municipal
                                              asset-backed securities are unsecured
                                              or secured by lower-rated insurers or
                                              guarantors and thus may involve
                                              greater risk

                                           -  See market risk and tax risk

INVERSE FLOATERS/ SECONDARY INVERSE        -  High market risk -- risk that inverse   -  Income generally will increase when
FLOATERS                                      floaters will fluctuate in value more      interest rates decrease
                                              dramatically than other debt
PERCENTAGE VARIES; USUALLY LESS THAN 15%      securities when interest rates change

                                           -  See credit risk, illiquidity risk and
                                              tax risk

                                           -  Secondary inverse floaters are
                                              subject to additional risks of
                                              municipal asset-backed securities

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
ILLIQUID SECURITIES                        -  See illiquidity risk                    -  May offer a more attractive yield or
                                                                                         potential for growth than more widely
UP TO 15% OF NET ASSETS                                                                  traded securities

VARIABLE/FLOATING RATE BONDS               -  Value lags value of fixed-rate          -  May offer protection against interest
                                              securities when interest rates change      rate increases
PERCENTAGE VARIES; USUALLY LESS THAN 10%
                                           -  See tax risk

HOW THE SERIES IS MANAGED

BOARD OF TRUSTEES


The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.

     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.

     Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.

     PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


     PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of June 30, 2003. Senior Managing Director and Chief Investment Officer James J. Sullivan heads the Group.

     Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.

     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


     The Municipal Bond Sector Team, headed by Robert Waas, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy utilizing the following approach:


     - "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Municipal Bond Sector Team.
     - The Market Outlook is developed quarterly by a team led by the Chief Investment Officer. The Market Outlook assessess the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.
     - Mr. Waas and the Team develop the Series' investment strategy within the framework of the Market Outlook and the Series' investment objective, restrictions, policies and benchmark.

     - The Team implements the strategy through security selection and trading. All municipal bond security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the Team. Other sector teams may contribute to securities selection when appropriate.
     - The Series' risk exposure is monitored continually and is adjusted as warranted.

                                 MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $5.0 billion (as of June 30, 2003).

TEAM LEADER: Robert Waas. GENERAL INVESTMENT EXPERIENCE: 19 years.

PORTFOLIO MANAGERS: 2. AVERAGE GENERAL INVESTMENT EXPERIENCE: 25 years.


SECTOR: City, state and local government securities.


INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

SERIES DISTRIBUTIONS AND TAX ISSUES


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal and California state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.


     The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends paid by the Series generally will not qualify for the 15% maximum rate applicable to certain dividends pursuant to recently enacted legislation.


     As we mentioned before, the Series will concentrate its investments in California obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM CALIFORNIA STATE INCOME TAXES (but not from California franchise taxes) FOR CALIFORNIA RESIDENTS if the dividends are excluded from federal income taxes, are derived from interest payments on California obligations and as long as 50% or more of the value of its total assets are obligations which when held by an individual is exempt from taxation under California law. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.


     The Series also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Series sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.

     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES


If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.


     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

[SIDENOTE]

[GRAPHIC]

                        -->          +$   CAPITAL GAIN
                                          (taxes owed)
     RECEIPTS
     FROM SALE                            OR

                        -->          -$   CAPITAL LOSS
                                          (offset against gain)

     Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES


We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.


     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase shares from certain broker-dealers not affiliated with Prudential.

     When choosing a share class, you should consider the following:

     -  The amount of your investment
     - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges
     - The different sales charges that apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC
     -  Whether you qualify for any reduction or waiver of sales charges
     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     - The fact that, if you are purchasing Class B shares in an amount of $250,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances

     - The fact that, if you are purchasing Class C shares in an amount of $250,000 or more, you should consult with your financial adviser because another share class (like Class A) may be more beneficial given your circumstances.

     -  Whether you qualify to purchase Class Z shares.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                               CLASS A            CLASS B            CLASS C              CLASS Z
Minimum purchase               $1,000             $1,000             $2,500               None
   amount(1)
Minimum amount for             $100               $100               $100                 None
   subsequent purchases(1)
Maximum initial                3% of the          None               1% of the            None
   sales charge                public                                public
                               offering price                        offering price(2)
Contingent Deferred            1%(4)              If sold during:    1% on sales          None
   Sales Charge (CDSC)(3)                         Year 1    5%       made within
                                                  Year 2    4%       18 months of
                                                  Year 3    3%       purchase
                                                  Year 4    2%
                                                  Year 5    1%
                                                  Year 6    1%
                                                  Year 7    0%
Annual distribution            .30 of 1%(6)       .50 of 1%          1%(6)                None
   and service (12b-1)
   fees (shown as
   a percentage of
   average net
   assets)(5)


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."


(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN BROKER-DEALERS NOT AFFILIATED WITH PRUDENTIAL MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.


(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES -- CONTINGENT DEFERRED SALES CHARGE (CDSC)."


(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

(5) THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. CLASS A AND CLASS B SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES, IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), AND FOR CLASS B SHARES, IS LIMITED TO .50 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE). CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE), OF .75 OF 1%.

(6) EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR EACH OF THE CLASS
     A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004 BUT MAY BE DISCONTINUED PARTIALLY OR COMPLETELY AT ANY TIME.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                          SALES CHARGE AS % OF   SALES CHARGE AS % OF          DEALER
AMOUNT OF PURCHASE              OFFERING PRICE        AMOUNT INVESTED     REALLOWANCE
Less than $99,999                        3.00%                  3.09%           3.00%
$100,000 to $249,999                     2.50%                  2.56%           2.50%
$250,000 to $499,999                     1.50%                  1.52%           1.50%
$500,000 to $999,999                     1.00%                  1.01%           1.00%
$1 million and above(1)                  None                   None            None


(1) IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


     To satisfy the purchase amounts above, you can:

     -  Invest with an eligible group of investors who are related to you

     - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time
     - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)
     - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months.
     - The value of shares held in JennisonDryden or Strategic Partners mutual funds will be included for purposes of determining Rights of Accumulation and Letter of Intent.

     The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS.The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or
     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Wachovia Securities, LLC (Wachovia Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     -  Purchase your shares through an account at Wachovia Securities,

     - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or
     -  Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
     - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund);
     -  Prudential, with an investment of $10 million or more; and
     - Class Z shares may also be purchased by qualified state tuition programs (529 Plans).


PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS


If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

     Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Series also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Series' NAV is determined. The use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Series' NAV, we will generally value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Series may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.


[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS CITY ABC BONDS IN ITS PORTFOLIO AND THE PRICE OF CITY ABC BONDS GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

     We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


     Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

     For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

     Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m.

New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

     -  You are selling more than $100,000 of shares,
     - You want the redemption proceeds made payable to someone that is not in our records,
     - You want the redemption proceeds sent to some place that is not in our records, or
     -  You are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell your shares in the following order:


     - Amounts representing shares you purchased with reinvested dividends and distributions,

     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares, and
     - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares.


     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC, however, is waived for all such Class A investors except those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and
     -  On certain sales effected through the Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


     Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING


Frequent trading of the Series' shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.


     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003       2002(e)           2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    11.09    $    11.11     $    10.66    $    10.49    $    11.19
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .47           .49            .52           .54           .56(a)
Net realized and unrealized gain
 (loss) on investment transactions             (.23)         (.01)           .45           .17          (.70)
TOTAL FROM INVESTMENT OPERATIONS                .24           .48            .97           .71          (.14)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.47)         (.50)          (.52)         (.54)         (.56)
Distributions in excess of net
 investment income                               --            --             --(c)         --(c)         --
TOTAL DISTRIBUTIONS                            (.47)         (.50)          (.52)         (.54)         (.56)
NET ASSET VALUE, END OF YEAR             $    10.86    $    11.09     $    11.11    $    10.66    $    10.49
TOTAL RETURN(b)                                2.20%         4.54%          9.35%         7.10%        (1.37)%

RATIOS/SUPPLEMENTAL DATA                       2003       2002(e)           2001          2000          1999
NET ASSETS, END OF YEAR (000)            $  158,120    $  172,623     $  167,009    $  167,153    $  183,593
AVERAGE NET ASSETS (000)                 $  171,193    $  169,196     $  164,424    $  171,688    $  187,106
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees(d)                    .90%          .87%           .87%          .86%          .76%(a)
Expenses, excluding distribution
 and service (12b-1) fees                       .65%          .62%           .62%          .61%          .56%(a)
Net investment income                          4.32%         4.55%          4.83%         5.21%         5.03%(a)
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                          59%           23%            32%           34%           23%



(a)  NET OF MANAGEMENT FEE WAIVER.

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(c)  LESS THAN $.005 PER SHARE.

(d) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES.

(e) EFFECTIVE SEPTEMBER 1, 2001 THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THERE WAS NO EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 ON NET INVESTMENT INCOME PER SHARE, NET REALIZED AND UNREALIZED GAIN/(LOSS) PER SHARE OR ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS B SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE 2003                               2003          2002(d)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    11.09    $    11.11     $    10.67    $    10.49    $    11.19
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .45           .47            .49           .51           .53(a)
Net realized and unrealized gain
 (loss) on investment transactions             (.23)         (.01)           .44           .18          (.70)
TOTAL FROM INVESTMENT OPERATIONS                .22           .46            .93           .69          (.17)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.45)         (.48)          (.49)         (.51)         (.53)
Distributions in excess of net
 investment income                               --            --             --(c)         --(c)         --
TOTAL DISTRIBUTIONS                            (.45)         (.48)          (.49)         (.51)         (.53)
NET ASSET VALUE, END OF YEAR             $    10.86    $    11.09     $    11.11    $    10.67    $    10.49
TOTAL RETURN(b)                                1.94%         4.29%          8.98%         6.93%        (1.67)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(d)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $   57,234    $   70,308     $   78,237    $   80,580    $   84,546
AVERAGE NET ASSETS (000)                 $   65,204    $   72,864     $   79,046    $   78,743    $   81,163
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                          1.15%         1.12%          1.12%         1.11%         1.06%(a)
Expenses, excluding distribution and
 service (12b-1) fees                           .65%          .62%           .62%          .61%          .56%(a)
Net investment income                          4.07%         4.31%          4.58%         4.96%         4.78%(a)



(a)  NET OF MANAGEMENT FEE WAIVER.

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(c)  LESS THAN $.005 PER SHARE.

(d) EFFECTIVE SEPTEMBER 1, 2001 THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THERE WAS NO EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 ON NET INVESTMENT INCOME PER SHARE, NET REALIZED AND UNREALIZED GAIN/(LOSS) PER SHARE. THE EFFECT OF THIS CHANGE ON THE RATIO OF THE NET INVESTMENT INCOME WAS AN INCREASE FROM 4.30% TO 4.31%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS C SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(e)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    11.09    $    11.11     $    10.67    $    10.49    $    11.19
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .42           .44            .47           .49           .50(a)
Net realized and unrealized gain
 (loss) on investment transactions             (.23)         (.01)           .44           .18          (.70)
TOTAL FROM INVESTMENT OPERATIONS                .19           .43            .91           .67          (.20)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.42)         (.45)          (.47)         (.49)         (.50)
Distributions in excess of net
 investment income                               --            --             --(c)         --(c)         --
TOTAL DISTRIBUTIONS                            (.42)         (.45)          (.47)         (.49)         (.50)
NET ASSET VALUE, END OF YEAR             $    10.86    $    11.09     $    11.11    $    10.67    $    10.49
TOTAL RETURN(b)                                1.69%         4.02%          8.71%         6.66%        (1.91)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(e)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $    9,332    $   10,071     $    9,394    $    8,309    $   10,847
AVERAGE NET ASSETS (000)                 $    9,804    $    9,188     $    8,346    $    9,021    $    9,088
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees(d)                   1.40%         1.37%          1.37%         1.36%         1.31%(a)
Expenses, excluding distribution
 and service (12b-1) fees                       .65%          .62%           .62%          .61%          .56%(a)
Net investment income                          3.82%         4.07%          4.33%         4.71%         4.53%(a)



(a)  NET OF MANAGEMENT FEE WAIVER.

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(c)  LESS THAN $.005 PER SHARE.

(d) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .75 OF 1% ON THE AVERAGE DAILY NET ASSETS OF CLASS C SHARES.

(e) EFFECTIVE SEPTEMBER 1, 2001 THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THERE WAS NO EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 ON NET INVESTMENT INCOME PER SHARE, NET REALIZED AND UNREALIZED GAIN/(LOSS) PER SHARE. THE EFFECT OF THIS CHANGE ON THE RATIO OF NET INVESTMENT INCOME WAS AN INCREASE FROM 4.06% TO 4.07%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS Z SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(d)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    11.09    $    11.11     $    10.65    $    10.49    $    11.19
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .50           .52            .55           .56           .58(a)
Net realized and unrealized gain
 (loss) on investment transactions             (.23)         (.01)           .46           .16          (.70)
TOTAL FROM INVESTMENT OPERATIONS                .27           .51           1.01           .72          (.12)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.50)         (.53)          (.55)         (.56)         (.58)
Distributions in excess of net
 investment income                               --            --             --(c)         --(c)         --
TOTAL DISTRIBUTIONS                            (.50)         (.53)          (.55)         (.56)         (.58)
NET ASSET VALUE, END OF PERIOD           $    10.86    $    11.09     $    11.11    $    10.65    $    10.49
TOTAL RETURN(b)                                2.45%         4.80%          9.72%         7.26%        (1.18)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(d)        2001          2000          1999
NET ASSETS, END OF PERIOD (000)          $    6,592    $    6,148     $    4,052    $    4,336    $    5,449
AVERAGE NET ASSETS (000)                 $    6,118    $    4,712     $    4,292    $    4,281    $    4,725
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                       .65%          .62%           .62%          .61%          .56%(a)
Expenses, excluding distribution
 and service (12b-1) fees                       .65%          .62%           .62%          .61%          .56%(a)
Net investment income                          4.58%         4.78%          5.09%         5.45%         5.28%(a)



(a)  NET OF MANAGEMENT FEE WAIVER.

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(c)  LESS THAN $.005 PER SHARE.


(d) EFFECTIVE SEPTEMBER 1, 2001 THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THERE WAS NO EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 ON NET INVESTMENT INCOME PER SHARE, NET REALIZED AND UNREALIZED GAIN/(LOSS) PER SHARE OR ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

OUR MUTUAL FUNDS


We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**

   MONEY MARKET SERIES



 * JennisonDryden Mutual Funds are also exchangeable with Strategic Partners Mutual Funds.

** This fund is not a direct purchase money fund and is only an exchangeable money fund.

APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

DEBT RATINGS

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -  Leading market positions in well-established industries
     -  High rates of return on funds employed
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection
     - Broad margins in earnings coverage of fixed financial changes and high internal cash generation
     - Well-established access to a range of financial markets and assured sources of alternative liquidity

     PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

SHORT-TERM RATINGS

Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

     MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

     MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

     PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

     B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

     CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an acutal or implied B or B - rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS

A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule -- the longer the final maturity relative to other maturities the more likely it will be treated as a note
     - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

     Municipal notes rating symbols are as follows:

     SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversly affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

     PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

     NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

     Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com

Additional information about the Series can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL INFORMATION (SAI)

  (incorporated by reference into this
  prospectus)

ANNUAL REPORT


  (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
  (The SEC charges a fee to copy
  documents.)

IN PERSON

Public Reference Room in
Washington, DC
  (For hours of operation, call
  1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov


FUND SYMBOLS    NASDAQ       CUSIP
                ------       -----
Class A          PBCAX     262433105
Class B          PCAIX     262433204
Class C          PC1CX     262433303
Class Z          PC1ZX     262433402


MF146A                                  Investment Company Act File No. 811-4024

PROSPECTUS

OCTOBER 31, 2003


DRYDEN

CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES

FORMERLY KNOWN AS PRUDENTIAL CALIFORNIA MUNICIPAL FUND -- CALIFORNIA MONEY MARKET SERIES



FUND TYPE
MONEY MARKET

OBJECTIVE
THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.



JENNISONDRYDEN MUTUAL FUNDS

Table of Contents


1    Risk/Return Summary

1    Investment Objective and Principal Strategies
1    Principal Risks
3    Evaluating Performance
4    Fees and Expenses

6    How the Series Invests

6    Investment Objective and Policies
8    Other Investments and Strategies
9    Investment Risks

13   How the Series is Managed

13   Board of Trustees
13   Manager
13   Investment Adviser
14   Distributor

15   Series Distributions and Tax Issues

15   Distributions
16   Tax Issues

17   How to Buy, Sell and Exchange Shares of the Series

17   How to Buy Shares
20   How to Sell Your Shares
23   How to Exchange Your Shares
24   Telephone Redemptions or Exchanges
25   Expedited Redemption Privilege

26   Financial Highlights

28   Our Mutual Funds

     For More Information (Back Cover)


CALIFORNIA MONEY MARKET SERIES

[GRAPHIC]

(800) 225-1852

Risk/Return Summary


This section highlights key information about CALIFORNIA MONEY MARKET SERIES (the Series) of the DRYDEN CALIFORNIA MUNICIPAL FUND, formerly known as Prudential California Municipal Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES consistent with LIQUIDITY AND THE PRESERVATION OF CAPITAL. This means we invest primarily in short-term California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "California obligations"). The Series invests in California obligations which are high-quality money market instruments with effective remaining maturities of 13 months or less. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or the Series will invest at least 80% of its investable assets in California obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
     While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer.

[SIDENOTE]

MONEY MARKET FUNDS
MONEY MARKET FUNDS -- WHICH HOLD HIGH-QUALITY SHORT-TERM DEBT OBLIGATIONS -- PROVIDE INVESTORS WITH A LOWER RISK, HIGHLY LIQUID INVESTMENT OPTION. THESE FUNDS ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE CAN BE NO GUARANTEE THAT THEY WILL ALWAYS BE ABLE TO DO SO.

     Municipal bonds may also be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond payments.
     Because the Series will concentrate its investments in California obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal money market fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in California obligations. For more detailed information on the risks of investing in California obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
     Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in high-quality securities with effective remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.
     For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."
     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although we seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The tables below show how the Series' average annual total returns and yield compare with those of a group of similar funds. The bar chart and tables below demonstrate the risk of investing in the Series by showing how returns can change from year to year. The Average Annual Total Returns table also compares the Series' performance to the performance of a tax-free state specific money market index. Past performance is not an indication that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


[CHART]

ANNUAL RETURNS* (CLASS A SHARES)**

1993       1.80%
1994       2.22%
1995       3.10%
1996       2.70%
1997       2.89%
1998       2.65%
1999       2.38%
2000       3.07%
2001       1.98%
2002       0.81%

BEST QUARTER: 0.83% (4th quarter of 2000)
WORST QUARTER:0.18% (3rd quarter of 2002)


 * THE CLASS A SHARES' RETURN FROM 1-1-03 TO 9-30-03 WAS 0.32%.

** CLASS A SHARES WERE PREVIOUSLY DESIGNATED SERIES SHARES.


AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)



                               1 YR       5 YRS    10 YRS      SINCE INCEPTION
Class A shares                 0.81%      2.18%     2.36%    2.92% (since 3-3-89)
iMoneyNet MFR
 Average(2)                    0.85%      2.22%     2.47%    2.96% (since 3-3-89)



YIELD(1) (AS OF 12-31-02)



7-Day yield of Class A shares                                                .81%
7-Day tax-equivalent yield of Class A shares                                1.45%



(1) THE CLASS A SHARES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES. TAX-EQUIVALENT YIELD IS CALCULATED BASED ON A FEDERAL TAX RATE OF 38.6% AND THE APPLICABLE STATE INCOME TAX RATE. NO PERFORMANCE DATA IS AVAILABLE FOR CLASS S SHARES BECAUSE THERE ARE CURRENTLY NO CLASS S SHARES ISSUED AND OUTSTANDING.

(2) THE iMONEYNET, INC. MONEY FUND REPORT AVERAGE(TM) (iMONEYNET MFR AVERAGE) IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE iMONEYNET, INC. STATE SPECIFIC RETAIL CALIFORNIA AVERAGE, (FOMERLY KNOWN AS THE iMONEYNET MFR AVERAGE/TAX-FREE STATE-SPECIFIC MONEY FUND (CALIFORNIA) CATEGORY).

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A     CLASS S
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)                  None        None
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                        None        None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions                   None        None
Redemption fees                                                 None        None
Exchange fee                                                    None         N/A

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                                         CLASS A
Management fees                                                            .500%
+ Distribution and service (12b-1) fees                                    .125%
+ Other expenses                                                           .125%
= TOTAL ANNUAL SERIES OPERATING EXPENSES                                   .750%


ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                                         CLASS S
Management fees                                                            .500%
+ Distribution (12b-1) fee                                                 .175%
+ Other expenses(2)                                                        .375%(2)
= TOTAL ANNUAL SERIES OPERATING EXPENSES                                  1.050%



(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES OF SHARES OR AN ADMINISTRATION FEE ON SERIES BALANCES, INCLUDING INCOME FROM SERIES DISTRIBUTIONS.
(2) INCLUDES A SERVICE FEE OF 0.25%. THE SERVICE FEE COMPENSATES WACHOVIA SECURITIES, LLC (WACHOVIA SECURITIES) FOR PROVIDING PERSONAL CUSTOMER ACCOUNT MAINTENANCE AND RELATED SERVICES ON BEHALF OF SHAREHOLDERS PARTICIPATING IN CERTAIN BROKERAGE ACCOUNT PROGRAMS OFFERING A
     SWEEP FEATURE.

EXAMPLE
This example will help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                               1 YR      3 YRS     5 YRS     10 YRS
Class A shares                $  77      $ 240     $ 417     $  930
Class S shares                $ 107      $ 334     $ 579     $ 1283

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES consistent with LIQUIDITY AND THE PRESERVATION OF CAPITAL. While we make every effort to achieve our objective, we can't guarantee success.
     The Series invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. To date, the Series' net asset value has never deviated from $1 per share.

     In pursuing the Series' objective, we invest primarily in short-term CALIFORNIA OBLIGATIONS, including California state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California state and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or the Series will invest at least 80% of its investable assets in California obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues -- Distributions."

     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties.
     The obligations that we purchase must be of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating

[SIDENOTE]

MUNICIPAL BONDS
STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by the investment adviser. A rating is an assessment of the likelihood of the timely payment of debt, and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer.
     The Series may invest in floating rate bonds and variable rate bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bills. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond.
     In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.
     Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment (within 13 months) of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within an agreed upon period of time. This procedure follows the rules applicable to money market funds.
     The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.

     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
     The Series' investment objective and policy of investing so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or investing at least 80% of its investable assets in California obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or short-term investment-grade bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.
     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES

The Series also follows certain policies when it BORROWS MONEY (the Series may borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI "Investment Restrictions."


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF SERIES' ASSETS          RISKS                                                  POTENTIAL REWARDS
MONEY MARKET               - Concentration risk -- the risk that bonds may lose   - Tax-exempt interest income, except with respect
MUNICIPAL BONDS              value because of political, economic or other events   to certain bonds, such as private activity
                             affecting issuers of California obligations            bonds, which are subject to the federal
PROVIDE AT LEAST 80% OF                                                             alternative minimum tax (AMT)
SERIES' INCOME OR          - Credit risk -- the risk that the borrower can't pay
COMPRISE AT LEAST 80% OF     back the money borrowed or make interest payments    - Generally more secure than lower-quality bonds
ITS ASSETS UNDER NORMAL      (lower for insured bonds)
CIRCUMSTANCES                                                                     - Most bonds rise in value when interest rates
                           - Market risk -- the risk that bonds will lose value     fall
                             in the market, sometimes rapidly or unpredictably,
                             because interest rates rise or there is a lack of
                             confidence in the borrower or the bond's insurer

                           - Illiquidity risk -- the risk that bonds may be
                             difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with other types of municipal bonds

                           - Nonappropriation risk -- the risk that the state or
                             municipality may not include the bond obligations in future budgets

                           - Tax risk -- the risk that federal, state or local
                             income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes

% OF SERIES' ASSETS          RISKS                                                  POTENTIAL REWARDS
VARIABLE/FLOATING RATE     - May decrease returns when interest rates decrease    - May offer protection against interest rate
BONDS                                                                               increases
                           - See tax risk
PERCENTAGE VARIES;
USUALLY LESS THAN 70%

MUNICIPAL ASSET-BACKED     - Prepayment risk -- the risk that the underlying      - Tax-exempt interest income, except with respect
SECURITIES                   bonds may be prepaid, partially or completely,         to certain bonds, such as private activity
                             generally during periods of falling interest rates.    bonds, which are subject to the AMT
PERCENTAGE VARIES;           This may require the Series to reinvest in lower
USUALLY LESS THAN 30%        yielding bonds                                       - May offer higher yield due to their structure

                           - Credit risk -- the risk that the underlying
                             municipal bonds will not be paid by issuers or by credit insurers or guarantors of such instruments

                           - See market risk and tax risk

MUNICIPAL LEASE            - See concentration risk, credit risk, market risk,    - Tax-exempt interest income, except with respect
OBLIGATIONS                  illiquidity risk, nonappropriation risk and tax        to certain bonds, such as private activity
                             risk                                                   bonds, which are subject to the AMT
PERCENTAGE VARIES;
USUALLY LESS THAN 10%      - Abatement risk -- the risk that the entity leasing
                             the equipment or facility will not be required to
                             make lease payments because it does not have full
                             use of the equipment or facility

% OF SERIES' ASSETS          RISKS                                                  POTENTIAL REWARDS
WHEN-ISSUED AND            - Value of securities may decrease before delivery     - May magnify underlying investment returns
DELAYED-DELIVERY             occurs
SECURITIES
                           - Broker/dealer may become insolvent prior to
PERCENTAGE VARIES;           delivery
USUALLY LESS THAN 10%
                           - See tax risk

ILLIQUID SECURITIES        - See illiquidity risk                                 - May offer a more attractive yield than more
                                                                                    widely traded securities
UP TO 10% OF NET ASSETS

How the Series is Managed

BOARD OF TRUSTEES

The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Series' investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50% of the Series' average daily net assets.
     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.


INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.
     The Money Markets Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy. "Top-down" investment decisions such as maturity, yield curve, and sector positioning are made consistent with a PIM

Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Money Markets Sector Team. The Market Outlook is developed quarterly by a team led by the Chief Investment Officer and the Heads of each of the Sector Teams. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to Class A shares, and a Distribution Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to Class S shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class S shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for Class A and Class S shares. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A shares are subject to a 12b-1 fee of 0.125%, and Class S shares are subject to a 12b-1 fee of 0.175%.

Series Distributions and Tax Issues


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and any REALIZED NET CAPITAL GAINS to shareholders. Dividends generally will be exempt from federal and California state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes.

     The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS out of any net investment income plus short-term capital gains, to shareholders every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
     As we mentioned before, the Series will concentrate its investments in California obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM CALIFORNIA STATE INCOME TAXES (but not from California franchise taxes) FOR CALIFORNIA RESIDENTS if the dividends are excluded from federal income taxes, are derived from interest payments on California obligations and as long as 50% or more of the value of its total assets are obligations which when held by an individual is exempt from taxation under California law. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are not expected to be eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.
     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

     Although the Series is not likely to realize capital gains because of the types of securities we purchase, any REALIZED NET CAPITAL GAINS will be paid to shareholders -- typically once a year. Capital gains are generated when the Series sells assets for a profit. LONG-TERM capital gains are generated when the Series sells for a profit assets which it has held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year.
     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES
SECURITIES ACCOUNT PARTICIPANTS
     SWEEP PURCHASES

Shares of the Series are available to holders of certain securities accounts held at designated broker-dealers that offer a sweep feature, including basic securities accounts and COMMAND, COMMAND Plus and BusinessEdge Accounts offered through Wachovia Securities or Pruco.

     A sweep feature allows the account holder to have free credit balances in the securities account automatically invested in a money market fund. Free credit balances in excess of prescribed minimums are automatically invested in the money market fund periodically in accordance with the terms of the securities account.

     For accounts other than COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors, an order to purchase shares of a money market fund is placed (1) when the account has a free credit balance of $10,000 or more, on the business day following the availability of the free credit balance, (2) when the account has a free credit balance totaling more than $1,000 that results from a securities transaction, on the business day following the settlement date, and (3) in the case of other free credit balances, at least once a month on the last business day of each month. For COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors, an order to purchase shares of a money market fund is placed (1) in the case of free credit balances resulting from the proceeds of securities sales, on the settlement date of the securities sale or, in the case of non-COMMAND accounts, on the business day following the settlement date, and (2) in the case of free credit balances resulting from non-trade-related credits (i.e., receipt of dividends and interest payments, or a deposit by the participant into a securities account), on the business day after receipt by Wachovia Securities, Pruco or other designated broker-dealer of the non-trade-related credit.

     Purchases of money market fund shares are subject to a minimum initial investment of $1,000, and a minimum subsequent investment of $100, which minimums are waived for COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors.

     You will begin earning dividends on shares of the Series purchased through the sweep feature on the first business day after the order is placed. Shares of the Series will be purchased at the net asset value (NAV) next determined on the business day on which the order is placed. Wachovia Securities, Pruco or any other designated broker-dealer may use and retain the benefit of credit balances in your securities account until shares are purchased.
     Purchases of, withdrawals from, and dividends from shares of the Series will be shown in your Wachovia Securities, Pruco or other account. Wachovia Securities, Pruco or any other designated broker-dealer has the right to terminate a securities account for any reason. If this occurs, all shares of the Series held in the securities account will be redeemed.
     Account holders should consult their financial professional at Wachovia Securities, Pruco or other designated broker-dealer for further details and information concerning the operation of the sweep feature.


     MANUAL PURCHASES
     Securities account holders may also make manual purchases of shares of the Series (that is, purchases other than through their securities account sweep feature).
     Please see "How to Buy, Sell and Exchange Shares of the Series -- Direct Purchasers" for information on available share classes and investment minimums.

DIRECT PURCHASERS
OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


     You may purchase shares by check or by wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

     The Series currently offers Class A shares, and may in the future offer Class S shares, for direct purchasers. The minimum initial investment for shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors.

PAYMENTS TO THIRD PARTIES ACCOUNT MAINTENANCE. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

UNDERSTANDING THE PRICE YOU'LL PAY

When you invest in a mutual fund, you buy shares of a fund. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
     The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.
     We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE) usually 4:00 p.m. New York time. Your purchase order must be received by 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges to the extent they apply to the class of shares that you own:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES: SECURITIES ACCOUNT PARTICIPANTS

When you sell shares of the Series -- also known as REDEEMING your shares -- the price you will receive will be the NAV next determined after Wachovia Securities, Pruco or other designated broker-dealer receives an order to sell. We must receive an order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine the Series NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

AUTOMATIC REDEMPTION
Shares of your primary money sweep fund may be automatically redeemed to cover any deficit in your account in accordance with the terms of the securities account. A deficit in your securities account may result from activity arising under your account, such as debit balances incurred by use of the Visa(R)/Check Account, including Visa purchases, cash advances and checks. Debit balances for Visa purchases are payable on the 25th day of each month or, if that day is a weekend or holiday, on the preceding business day.
     Your securities account will be automatically scanned for deficits each day. If there is insufficient cash in your account, we will redeem an appropriate number of shares of your primary money sweep fund and shares of other money market funds that you own in your account but which are not designated as your primary money sweep fund to satisfy any remaining deficit in accordance with the terms of the securities account. Margin loans will be utilized to satisfy any deficits in your account after all of your shares in the Series and other money market funds you own are redeemed. Shares of the Series may not be purchased until all deficits and overdrafts in your account are satisfied. Please refer to your securities account documentation for additional details and requirements.

     You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Wachovia Securities Pruco or other designated broker-dealer which has advanced monies to satisfy deficits in your account. The amount redeemed will be the nearest higher dollar amount necessary to cover deficits from securities transactions or to honor your redemption requests.


MANUAL REDEMPTION

You may make manual redemptions (that is, a non-money market sweep redemption) of shares of a fund other than the fund selected as your primary money sweep fund under your securities account. To complete a manual redemption, you should submit a written request for redemption directly to the Distributor or by calling your financial professional at Wachovia Securities, Pruco or other designated broker-dealer with which you have your securities account. The proceeds from a manual redemption will immediately become a free cash balance in your account and will automatically be invested in the fund that you have selected as your primary money sweep fund. Please refer to your securities account documentation for additional details and requirements.

HOW TO SELL YOUR SHARES: DIRECT PURCHASERS

You can sell your shares of the Series at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.
     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:
     - you are selling more than $100,000 of shares, or
     - you want the redemption proceeds made payable to someone that is not in our records, or
     - you want the redemption proceeds sent to some place that is not in our records, or
     - you are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE YOUR SHARES--CLASS A SHARES ONLY

You can exchange your shares of the Series for shares in certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Series shares for Class B, Class C or Class Z shares, except that Class A shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares. You can also exchange your shares of the Series for shares of the same class in certain of the Strategic Partners mutual funds.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101
     When you exchange shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES--CLASS A SHARES ONLY

You may redeem your shares of the Series if the proceeds of the redemption do not exceed $100,000, or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE -- CLASS A SHARES ONLY

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. The Fund must receive requests for expedited redemption prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege," in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights


The financial highlights below are intended to help you evaluate the Series' financial performance for the past 5 years. The TOTAL RETURN in the chart represents the rate that a shareholder would have earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for shares of the Series for the periods indicated. No performance data is available with respect to the Series' Class S shares because there are currently no Class S shares issued and outstanding.
     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this prospectus.
     The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003            2002            2001            2000            1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
Net investment income and
 net realized gains                             .01             .01             .03             .03             .02
Dividends and distributions to
 shareholders                                  (.01)           (.01)           (.03)           (.03)           (.02)
NET ASSET VALUE, END OF YEAR            $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
TOTAL RETURN(a)                                 .57%            .97%           2.65%           2.83%           2.34%

RATIOS/SUPPLEMENTAL DATA                       2003            2002            2001            2000            1999
NET ASSETS, END OF YEAR (000)           $   236,551     $   241,305     $   294,186     $   275,567     $   265,473
AVERAGE NET ASSETS (000)                $   250,446     $   277,745     $   281,475     $   299,602     $   289,155
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                       .75%            .73%            .73%            .70%            .71%
Expenses, excluding distribution
 and service (12b-1) fees                       .63%            .61%            .60%            .58%            .59%
Net investment income                           .57%            .97%           2.59%           2.77%           2.30%



(a) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

                 [This page has been left blank intentionally.]

Our Mutual Funds

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND

   DRYDEN INTERNATIONAL EQUITY FUND


BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS
DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**

   MONEY MARKET SERIES


 *JennisonDryden Mutual Funds are also exchangeable with Strategic Partners
  Mutual Funds.
**This fund is not a direct purchase money fund and is only an exchangeable money fund.

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com


Additional information about the Series can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)
ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)
SEMI-ANNUAL REPORT
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
  (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov


FUND SYMBOLS      NASDAQ       CUSIP
                  ------       -----
Class A           PCLXX      262433709
Class S           CAMMS      262433808


MF139A                                  Investment Company Act File No. 811-4024

                        DRYDEN CALIFORNIA MUNICIPAL FUND

                       Statement of Additional Information
                             dated October 31, 2003

     Dryden California Municipal Fund, formerly known as Prudential California Municipal Fund (the Fund), is an open-end, management investment company, or mutual fund, consisting of three series--the California Series, the California Income Series and the California Money Market Series. The objective of the California Series is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt obligations with the potential for capital gain. The objective of the California Income Series is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital and in conjunction therewith, the California Income Series may invest in debt obligations with the potential for capital gain. The objective of the California Money Market Series is to provide the highest level of current income that is exempt from California state and federal income taxes consistent with liquidity and the preservation of capital. There can be no assurance that any series' investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the prospectus of each series of the Fund dated October 31, 2003, copies of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended August 31, 2003 are incorporated in this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-4024). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           -----
Fund History                                                               B-2
Description of the Fund, Its Investments and Risks                         B-2
Investment Restrictions                                                    B-24
Management of the Fund                                                     B-26
Control Persons and Principal Holders of Securities                        B-33
Investment Advisory and Other Services                                     B-34
Brokerage Allocation and Other Practices                                   B-41
Capital Shares, Other Securities and Organization                          B-42
Purchase, Redemption and Pricing of Fund Shares                            B-43
Shareholder Investment Account                                             B-52
Net Asset Value                                                            B-56
Performance Information                                                    B-57
   California Series and California Income Series                          B-57
   California Money Market Series                                          B-61
Taxes, Dividends and Distributions                                         B-63
   Distributions                                                           B-63
   Federal Taxation                                                        B-63
   California Taxation                                                     B-67
Financial Statements                                                       B-68
Appendix I--General Investment Information                                 I-1
Appendix II--Historical Performance Data                                   II-1
Appendix III--Information Relating to Portfolio Securities                 III-1
Appendix IV--Proxy Voting Policies of the Subadviser                       IV-1


MF116B

                                  FUND HISTORY


     Dryden California Municipal Fund, formerly known as Prudential California Municipal Fund (the Fund) was organized under the laws of Massachusetts on May 18, 1984 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. The Fund consists of three series--the California Series, the California Income Series and the California Money Market Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The Board of Trustees (the Board) approved changing the name of the Fund to Dryden California Municipal Fund effective July 7, 2003.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is an open-end management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act). Each series is diversified.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of each series and the principal investment policies and strategies for seeking to achieve the series' objective are set forth in the series' respective Prospectus. This section provides additional information on the principal investment policies and strategies of the series, as well as information on certain non-principal investment policies and strategies. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, California or local income taxes.

     The California Series and the California Income Series will invest in California Obligations that are "investment grade" tax-exempt securities and which on the date of investment are within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The California Income Series also may invest up to 30% of its investable assets in California Obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO. The California Money Market Series will invest in securities which, at the time of purchase, have an effective remaining maturity of thirteen months or less and are of "eligible quality". "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined in the manner described below. Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in each of the California Income Series and California Series prospectuses. The ratings of Moody's and S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

     As a fundamental policy of each series, each series invests, under normal circumstances, so that at least 80% of the income from its investments will be exempt from California state and federal income taxes or at least 80% of its investable assets will be invested in California obligations, which include obligations of issuers located in Puerto Rico, the Virgin Islands and Guam. The term "investable assets" in this SAI refers to the series' net assets plus any borrowings for investment purposes. The series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Each series will continuously monitor both 80% tests to ensure that either the asset investment test or the income test is met at all times except for temporary defensive positions during abnormal market conditions.

     As described above, each series is classified as a "diversified" investment company under the 1940 Act. This means that with respect to 75% of each series' assets, (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations and obligations issued or guaranteed by its agencies or instrumentalities) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating this 5% or 10% ownership limitation, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.

     Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that a series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issuers of investment-grade tax-exempt securities (or, in the case of the California Money Market Series, high-quality tax-exempt securities) in any one state, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline.

     From time to time, a series may own the majority of a municipal issue. Such majority-owned holdings may present additional market and credit risks.

     Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to an NRSRO or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (v) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.

     The Fund expects that normally no series will invest 25% or more of its total assets in any one sector of the municipal obligations market.

     A portion of the dividends and distributions paid on the shares of each series of the Fund may be treated as a preference item for purposes of the alternative minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. In addition, corporations are subject to an alternative minimum tax which generally treats as a tax preference item 75% of the excess of a corporation's adjusted current earnings over its alternative minimum taxable income. A corporation's adjusted current earnings generally would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."

TAX-EXEMPT SECURITIES

     Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

     For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

     TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

     The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue

                                       B-3
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bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.

     Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a series to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Securities; Inverse and Secondary Inverse Floaters" below.

     TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes may include:

     1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

     FLOATING RATE AND VARIABLE RATE SECURITIES; INVERSE AND SECONDARY INVERSE FLOATERS. Each series may invest in floating rate and variable rate securities, including participation interests therein, subject to the requirements of the amortized cost valuation rule and other requirements of the Securities and Exchange Commission (the Commission) with respect to the money market series. Each series other than the California Money Market Series may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the series paid for them. Some floating rate and variable rate securities typically have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such "long term" floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever date is longer.

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     An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset-backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions.

     Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives a series an undivided interest in the tax-exempt security in the proportion that a series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser, under the supervision of the Trustees, has determined meets the prescribed quality standards for a series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of a series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

     TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

     From time to time, proposals have been introduced to limit the use, or tax and other advantages, of tax-exempt securities which, if enacted, could adversely affect each series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield (junk) municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield (junk) municipal securities. Reevaluation of each series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

     Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, such securities are customarily purchased from or sold to dealers who are selling or buying for their own account. Most tax-exempt securities are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of tax-exempt securities of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

     The structure of the tax-exempt securities market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a series' shares reflects the degree of willingness of dealers to bid for tax-exempt securities, the price of a series'

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shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.

     In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and left the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

     CALIFORNIA CONCENTRATION. The following is a discussion of the general factors that might influence the ability of issuers of California obligations to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information constitutes only a brief summary, does not purport to be a complete description, is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete. General factors may not affect local issuers, such as counties or municipalities, or issuers of revenue bonds. Furthermore, the creditworthiness of general obligations of California generally is unrelated to the creditworthiness with respect to the State's revenue obligations, obligations of local issuers in the state or obligations of other issuers.

     The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at almost 35 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors.


     Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and can be adversely affected by, a significant downturn in the performance of the stock markets. The State estimates that stock market related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $5.0 billion in 2002-03.


     In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.


     Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and the State's General Fund took in substantially greater tax revenue than was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion, $1.6 billion, $2.4 billion, 1.7 billion and $8.2 billion, respectively), and the State ended the 1999-00 fiscal year with an $8.9 billion budget reserve.

     For the 2000-01 fiscal year, the General Fund had total revenues and transfers of $71.4 billion. However, final 2000-01 expenditures were $78 billion. Consequently, the State used a substantial portion of its $8.9 billion budget reserve to address the deficit and the reserve balance at the end of the year was approximately $1.3 billion.

     Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) were an estimated $59.7 billion in 2001-02, and, as of October 14, 2003, are projected to be $61.5 billion in 2002-03 and $64.1 billion in 2003-04.

     The 2001 Budget Act's spending plan included General Fund expenditures of $78.8 billion. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties (the "SFEU") at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources (the "DWR") for power purchases would be repaid with interest. The final estimate of 2001-02 revenues and expenditures

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showed an unprecedented drop in revenues compared to the prior year. This revenue shortfall and the delay of issuance of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

     The 2002 Budget Act initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures in fiscal year 2002-03. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. These revenue estimates proved to be substantially overstated, as expected economic recovery did not occur, among other factors. Based on revised estimates in the 2003-04 May Revision, revenues and transfers in 2002-03 were projected to be $70.8 billion, with expenditures of $78.1 billion.

     In December 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion, of which $3.4 billion would be effected in 2002-03 and the balance in 2003-04. The Legislature passed budget adjustment legislation in March and April of 2003, totaling about $6.9 billion in spending reductions, deferrals and funding transfers ($3.3 billion for 2002-03 and $3.6 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) are for K-12 education funding. The totals reflect the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System. However, the issuance of the pension obligations bonds may be delayed or cancelled for the 2003-04 fiscal year due to a trial court ruling declining to validate the pension obligation bonds.

     The 2003 Budget Act forecasts $73.3 billion in General Fund revenues and transfers and $71.1 billion in expenditures. The 2003 Budget Act addresses its potential $38.2 billion gap between expenditures and resources through a combination of program reductions ($17.6 billion), deficit financing ($10.7 billion), new revenues ($4.5 billion), funding shifts ($4.4 billion) and loans and other borrowing ($2.3 billion). The State plans to issue its fiscal recovery bonds in February and April of 2004. However, the issuance of these bonds may delayed by litigation which was filed in September. If the issuance of these bonds are materially delayed or are otherwise prohibited, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act which could be cut and the State would almost certainly be required to substantially reduce 2003-04 spending, raise taxes and/or incur other short term or long term borrowing, to the extent legally feasible and to the extent the State had continued access to the capital markets.

     Despite these cuts, on August 1, 2003, the Legislative Analysts Office predicted that, assuming all of the savings in the current budget plan are achieved, 2004-05 will conclude with a cumulative year-end budget shortfall of approximately $7.9 billion absent further corrective actions. Consequently, further cuts may be required in the budget for fiscal year 2004-05.

     Uncertified results from a special election held on October 7, 2003 that the Governor of the State, Gray Davis, has been recalled and he will be replaced as Governor by Arnold Schwarznegger. The Governor-elect is in the process of evaluation the State's financial condition and as a result may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.


     It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.


     As of September 1, 2003, the State had approximately $30.2 billion of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $24.0 billion remained unissued as of that date.

     As of October 14, 2003, the State's general obligation bonds were rated A3 by Moody's, BBB by Standard & Poor's, and A by Fitch Ratings. In August 2003, Moody's lowered its rating to A3 from A2 and stated that its ratings remain on a watchlist for possible further downgrade. In July 2003, Standard and Poor's lowered its rating to BBB from A, citing the lack of progress in adopting a fiscal 2004 budget and the gubernatorial recall election as reasons for the downgrade. However, Standard and Poor's stated that further credit deterioration in the short term is unlikely absent a severe cash flow crisis. Fitch's similarly lowered its rating to A from AA citing financial pressure since 2001, reflecting in part recessionary conditions and an unprecedented drop in personal income tax receipts which it expects to continue in 2003-04. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     The DWR borrowed money from the General Fund for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds

                                       B-7
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of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

     The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers

     The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the investor-owned utilities resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly, indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Additional payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

     During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. The 2003 May Revision forecasts payments to the State totaling $474 million in 2002-03 and $174 million in 2003-04, which will be deposited in a special fund to pay certain healthcare costs.

     The State planned an issuance of revenue bonds to generate $4.5 billion for the General Fund during the 2002-03 fiscal year secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale producing $2.5 billion in revenue was completed in January 2003. The second part of the sale producing $2.3 billion in revenue was completed in September 2003.


     Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and a structural deficit in its health department.


     A program to offset a portion of the vehicle license fees (VLF) paid by vehicle owners to local governments was established in 1998. The amount of this offset has increased from 25 percent in 1999 to the current level of 67.5 percent. This offset was expected to provide tax relief of $3.85 billion in 2002-03 and $3.916 billion in 2003-04. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. However, as the amount paid by taxpayers has been reduced the amount backfilled by the General Fund has increased. State law requires the reduction of the VLF offsets and restoration of the VLF "during any period in which insufficient moneys are available to be transferred from the General Fund to fully fund the offsets." In June 2003, the State restored the VLF. This action reduces General Fund expenditures by $4.18 billion in fiscal year 2003-04 and results in a reduction of approximately $825 million to local governments because of the time needed for the Department of Motor Vehicles to phase out the offset from vehicle registration bills. The State has committed to repay this $825 million to local governments in 3 years.


     Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

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     The State Constitution imposes an "appropriations limit" on the spending authority to the State and local government entities. If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules.

     In 1986, State voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision. In 1988, State voters approved Proposition 87, which amended the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or after January 1, 1989. Although the State Legislature has not yet enacted such a prohibition, it is not possible to predict whether, in the future, the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

     In November 1988, California voters approved Proposition 98. The initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

     In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-third majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

     In addition, certain tax-exempt securities in which the series may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     The effect of these various constitutional and statutory amendments, cases and budgetary developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

     From time to time, the State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

ADDITIONAL ISSUERS

     GUAM
     Guam is the westernmost territory of the United States and the largest island of the Mariana archipelago. The island covers 212 square miles and is located about 3,700 miles west-southwest of Honolulu. In recent years there has been an effort to change the territory's status to that of commonwealth. Ultimate authority rests with the United States Congress.

     Tourism is the primary driver of Guam's economy. Although there has been some reduction in military personnel located there, Guam provides an important strategic outpost for the United States military. About one-third of the island is under the control of our military. The island serves as a transshipment distribution center for trade among its neighboring islands. Guam is subject to typhoons and tropical storms, and occasionally, seismic activity.

     According to preliminary census numbers, Guam's population was 154,623 in 2000. This represents a 16.1% increase from the 1990 Census. About three-fourths of the workforce is employed in the private sector. In 2000, federal employment dropped 30% as a result of outsourcing and general military downsizing. Unemployment spiked up after Typhoon Paka, rising 6.3 percentage points to 14% in 1999. In 2000, it inched up to 15.3%. Gross Island Product rose 1.5% to $3.066 billion in 1999, reversing a 1.9% decline registered the previous year.

     Tourism has been affected by ongoing economic weakness in Asia. More recently, its tourist industry has suffered from reduced air travel post the September 11, 2001 terrorist attacks.

     Guam has a weak financial picture. This is primarily due to the narrowly based economy and its susceptibility to occasional violent weather conditions. However, efforts have been made to expand the economic base through the implementation of policies designed to attract financial services, insurance and telecommunications.


     In May of 2003, Standard & Poor's lowered its rating for Guam from BB to B citing its tourism-concentrated economy, weak finances, and high debt burden.


     PUERTO RICO
     Puerto Rico, the fourth largest Caribbean island, enjoys commonwealth status with the U.S. as a result of Public law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. Puerto Rico's voters rejected U.S. statehood for the second time in six years in a local plebiscite held in December 1998. There are two major political parties: the Popular Democratic Party (favors continued Commonwealth status) and the New Progressive Party (favors statehood). The Popular Democratic Party captured 48.6% of the vote in 2000 versus 45.7% for the New Progressive Party.

     Puerto Rico's economy is closely tied to that of the United States mainland. Approximately 88% of Puerto Rico's exports were sent to the United States, which in turn accounted for 56% of the island's imports. The two mainstays of the economy are manufacturing and services. The manufacturing component of the economy has changed over the years and now is characterized as one whose industries pay higher wages via high technology, pharmaceuticals, electronics, computers and professional and scientific instruments sectors. The services sector includes finance, insurance, real estate, wholesale and retail trade, and hotel and related services. The Commonwealth has been active in providing tax and other incentives for manufacturing firms to locate/operate on the island.


     During the 1998-2001 period, gross product registered 2.97% average annual gains. Preliminary results for fiscal year 2002, indicate a decline of 0.2% versus an increase of 0.7% for the mainland. Government-sponsored economic development programs, increased levels of federal transfers, low interest rates, and favorable oil prices drove this strong growth. Puerto Rico's finances have been stressed due to the recent economic slowdown and increased expenses. To alleviate this problem, the Commonwealth has refunded and stretched much of its debt in order to attain short-term budget relief. The consequence of this action is to reduce financial flexibility on a going-forward basis.

     Puerto Rico typically endures higher rates of unemployment than does the mainland. Importantly, the rate of unemployment declined from 13.8% in 1996 to 10.5% in 2001. However, the trend reversed and in June 2003 was 12.1%.

     Services represent the second largest sector of the economy. Tourism is a major aspect of this sector. The recent economic slowdown is a result of the events of September 11, 2003 and the numbers of visitors declined 11% from 2001 to 2002. San Juan is the largest homeport for cruise ships in the Caribbean and the second largest homeport for cruise ships in the world. Generally, cruise ship passengers arrive and depart for cruise vacations by air.


     In terms of debt and finances, Puerto Rico typically shoulders a high debt burden. It must be noted, however, that a majority of capital expenditures are borne by the Commonwealth versus the mainland where political subdivisions incur substantial capital expenses. The Commonwealth's financial picture fluctuates with overall economic activity on the mainland. Therefore, the current year's budget may be adversely affected by the reduced rate of economic activity not only in the United States, but also in many parts of the world.


     As of October 2003, Moody's and Standard & Poor's rate the Commonwealth's general obligation debt Baa1 and A-, respectively.


     UNITED STATES VIRGIN ISLANDS

     The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an incorporated territory of the United States and has a population of 109,343 according to the 2001 population survey. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States.

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     The Territorial Government plays a vital role in the economy of the Virgin
Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Federal and local government constituted about 30% of all nonagricultural jobs in 2002. In 2002, federal government jobs remained relatively unchanged at 905 and Territorial Government jobs declined by 9% to 11,711 from 12,880 in 1998.

     Tourism is the predominant source of employment and income of the Virgin Islands. After experiencing four consecutive years of growth and a record 2.1 million visitors in 1998, activity in the tourism sector slowed in 1999, mainly due to a reduction in the number of cruise ship calls. In 1999, the Virgin Islands recorded 2.0 million visitors, a decrease of about 8% over the 1998 total. This decrease was mainly due to a drop in cruise ship passenger arrivals that totaled 1.4 million in 1999, representing a decrease of 13% over the 1998 total of 1.6 million. Cruise ship business declined because of damage caused by hurricanes. In 2001 visitors increased to 2.5 million, up 4% and 27% from 2000 and 1999, respectively. In 2002, visitors declined 6.6% in the aftermath of September 11, 2001.

     In 1999 the Virgin Islands issued approximately $300 million in Gross Receipts Tax bonds. These bonds were issued to fund the Islands' substantial accumulated deficit. Among the conditions attendant to this program was a Memorandum of Understanding with the US Department of the Interior, which among other things, required a multi-year plan of balanced budgets (absent extenuating circumstances). In 2003 the Virgin Islands Water and Power authority issued $70 million Electric System Revenue Bonds that were insured by AMBAC and as such received AAA ratings from the three major rating agencies.

     As of October 31, 2003, S&P assigned no general obligation/issuer-level rating to the Virgin Islands as a whole. However, its Gross Receipts Taxes bonds issued in 1999 carry a BBB- rating by S&P. As of October 31, 2003 the Electric System Revenue Bonds are BBB, Baa3 and BBB-, by Fitch Moody's and S&P respectively.


PUT OPTIONS

     Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. This increased cost may be paid by way of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

     In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the California Money Market Series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the California Money Market Series) highest quality grade of such rating services; (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO or (4) for the California Money Market Series, the put is unrated, but (i) the put is written by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the underlying security (other than a sponsor of a special purpose entity with respect to an asset backed security), (ii) the put relates to a fully collateralized repurchase agreement, (iii) the put is backed by the U.S. Government or (iv) the put is not relied upon for quality, maturity or liquidity purposes.

     One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations, and the Fund may purchase such obligations subject to certain conditions specified by the Commission.

     LIQUIDITY PUTS. Each series may purchase and exercise puts on municipal bonds and notes. Puts give the series the right to sell securities held in the portfolio at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of securities subject to puts. The acquisition of a put may involve an additional cost to a series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. This increased cost may be paid either by way of an initial or periodic premium for the put or by way of a higher purchase price for securities to which the put is attached. In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each series will acquire a put only under the following circumstances: (1) the put is written by the issuer of the underlying security and the security is rated within the quality grades in which the series is permitted to invest; (2) the put is written by a person other than the issuer of the underlying security and that person has securities outstanding which are rated within the quality grades in which the series is permitted to invest; or (3) the put is backed by a letter of credit or similar financial guaranty issued by a person having securities outstanding which are rated within the quality grades in which the series is permitted to invest.

     Puts will be valued at an amount equal to the difference between the value of the underlying security taking the put into consideration and the value of the same or a comparable security without taking the put into consideration.

HEDGING AND RETURN ENHANCEMENT STRATEGIES


     Each series (other than the California Money Market Series) is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts), options on futures contracts, interest rate swaps, total return swaps and index swaps, for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates, attempting to hedge against increases in the cost of securities the series intends to purchase and in certain cases, attempting to enhance return. A series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts, options on futures contracts, interest rate swaps, total return swaps and index swaps by a series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates. A series' ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a series may use them to the extent consistent with its investment objective and policies.

     Each series engaging in futures contracts and options thereon as a hedge against changes resulting from market conditions in the value of securities which are held in the series' portfolio or which the series intends to purchase will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the series. In addition, a series may not purchase or sell futures contracts or purchase or sell options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts and sold options thereon, together with premiums paid on purchased options thereon, would exceed 20% of the investable assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a series' assets to cover futures contracts and options thereon, except that (i) the aggregate value of the obligations underlying put options sold by a series will not exceed 50% of a series' assets and (ii) a series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series.

     FUTURES CONTRACTS. A futures contract that provides for cash settlement obligates the party to the contract to deliver to the other party to the contract cash equal to a specific dollar amount times the difference between the value of the underlying fixed-income security or index at the time of settlement or offset of the contract and the price at which the agreement is made. A futures contract that provides for physical settlement obligates the party to the contract to deliver to the other party to the contract the underlying fixed-income security in exchange for the price at which the agreement is made. Although some interest rate futures contracts call for actual delivery or acceptance of debt securities at settlement, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

     The California Series and the California Income Series (but not the California Money Market Series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the California Series or the California Income Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and, to a certain extent, guarantees that open futures contracts will be closed.

     A series neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to a series upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."


     When the California Series or the California Income Series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. Should the California Series or the California Income Series sell a futures contract it may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. The California Series or the California Income Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the California Series or the California Income Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

     Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indexes and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.

FUTURES CONTRACTS ON 10-YEAR INTEREST RATE SWAPS (SWAP FUTURES).

     Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the
H. 15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

     The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

     The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC Market that are so-called `par' swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of 10-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, a series could experience delays and/or losses associated with the bankruptcy of a broker through which a series engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described below.

     Each series (other than the California Money Market Series) may invest in Swap Futures for hedging purposes only.


     OPTIONS ON FUTURES CONTRACTS. The California Series and the California Income Series (but not the California Money Market Series) may purchase put and call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. The California Series and the California Income Series will use options on futures in connection with hedging strategies.

     An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indexes on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option on a future may terminate his or her position by selling or purchasing (respectively) an option of the same series. There is no guaranty that such closing transactions can be effected.

     When the California Series or the California Income Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When the California Series or the California Income Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.


     LIMITATIONS ON PURCHASE AND SALE. Each series will limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission Rule 1.3(z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or

     (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the series has entered (determined at the time the most recent position was established) into does not exceed the liquidation value of the series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the series has entered into.

     With respect to long positions assumed by the California Series or the California Income Series, the series will segregate with the Fund's Custodian an amount of cash or other liquid assets, marked-to-market daily, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that its use of futures contracts is unleveraged. Each of the California Series and the California Income Series will continue to invest at least 80% of its investable assets in California municipal obligations except in certain circumstances, as described in the Prospectuses under "How the Series Invests--Investment Objective and Policies." In addition, the California Series and the California Income Series may not purchase or sell futures contracts or purchase or sell options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts and sold options thereon, together with premiums paid on purchased options thereon, would exceed 20% of the total assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of either series' assets to cover futures contracts and options thereon, except that (i) the aggregate value of the obligations underlying put options sold by a series will not exceed 50% of a series' assets and (ii) a series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. As discussed above, a series may invest in Swap Futures for hedging purposes only.

     NO COMMODITY POOL OPERATOR REGISTRATION OR REGULATION. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

SWAP TRANSACTIONS

     Each series (other than the California Money Market Series) may enter into swap transactions, including interest rate, index and total return swap agreements. These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a series than if the series had invested directly in an instrument that yielded that desired return. Investments in total return and index swaps are limited to 15% of a series' investable assets.

     Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

     Most swap agreements entered into by a series would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a series' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A series' current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

     To the extent that a series enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the series' obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and each series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, each series will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, each series expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. A series will enter into swaps only with parties meeting creditworthiness standards approved by the series' Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Trustees.

     For purposes of applying a series' investment policies and restrictions (as stated in the Prospectus and SAI) swap agreements are generally valued by a series at market value. The manner in which certain securities or other instruments are valued by a series for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Whether a series' use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     A series will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the series' repurchase agreement guidelines). Certain restrictions imposed on a series by the Internal Revenue Code may limit the series' ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the CFTC.

     To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

     INTEREST RATE SWAP TRANSACTIONS. Each series (other than the California Money Market Series) may enter into interest rate swaps. Interest rate swaps involve the exchange by the series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Each series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the series anticipates purchasing at a later date. Each series may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

     A series (other than the California Money Market Series) may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the series is contractually obligated to make. If the other party to an interest rate swap defaults, the series' risk of loss consists of the net amount of interest payments that the series is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the series would diminish compared to what it would have been if this investment technique was never used.

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     A series may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the series anticipates buying. If the series purchases an interest rate swap to hedge against a change in an interest rate of a security the series anticipates buying, and such interest rate changes unfavorably for the series, then the series may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

     A series may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

     TOTAL RETURN & INDEX SWAPS. Each series (other than the California Money Market Series) may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a series with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, a series can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the series receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the three-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide each series with the opportunity to actively manage the cash maintained by the series as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

     See "Risks of Hedging and Return Enhancement Strategies" for additional risks associated with swap transactions.


RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


     Participation in the swap, options or futures markets involves investment risks and transaction costs to which the California Series and California Income Series would not be subject absent the use of these strategies. Each such series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the series may leave the series in a worse position than if such strategies were not used. Risks inherent in the use of swaps, futures contracts and options on futures contracts include (but are not limited to) (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of swaps, options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the series to maintain cover or to segregate securities in connection with hedging transactions. See "Swap Transactions" for additional risks associated with swap transactions.


     A series may sell a futures contract to protect against the decline in the value of securities held by the series. However, it is possible that the futures market may advance and the value of securities held in the series' portfolio may decline. If this were to occur, the series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     When a series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


     There may exist an imperfect correlation between the price movements of futures contracts purchased by the series and the movements in the prices of the securities which are the subject of a hedge. If participants in the futures market elect to

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close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make a fake delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.


     The risk of imperfect correlation increases as the composition of a series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.


     Pursuant to the requirements of the CEA, all futures contracts and options thereon must be traded on an exchange. Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the series had written and which the series was unable to close, the series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.


     Successful use of futures contracts by a series is subject to, among other things, the ability of the series' investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if a series has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a series has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A series may have to sell securities at a time when it is disadvantageous to do so.

     Exchanges on which futures and related options trade may impose limits on the positions that a series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


     If a series maintains a short position in a futures contract, it will cover this position by segregating cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by an offsetting position such as owning the securities underlying the futures contract, or by holding a call option permitting the series to purchase the same contract at a price no higher than the price at which the short position was established. If a series holds a long position in a futures contract, it will segregate cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the series could cover its long position with an offsetting position such as by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the series.


     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the series has insufficient cash, it may be disadvantageous to do so. In addition, the series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the series' ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the series engages in transactions in futures or options thereon, the series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the series only with brokers or financial institutions deemed creditworthy by the investment adviser.


     RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of put options on futures contracts involves less potential risk to the California Series and the California Income Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a futures contract would result in a loss to the series when the sale of a futures contract would not, such as when there is no movement in the price of the debt or index underlying the futures contract.

     An option position may be closed out only on an exchange which provides a market for an option of the same series. As described above, although the series generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time, and for some options, no market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that exchange in options (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.


     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

HIGH YIELD (JUNK) DEBT SECURITIES (CALIFORNIA INCOME SERIES ONLY)

     The California Income Series may also invest up to 30% of its investable assets in tax-exempt securities rated below Baa by Moody's or below BBB by S&P, or a comparable rating of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered to have speculative characteristics. See "Description of Security Ratings" in the California Income Series Prospectus. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield (Junk) Debt Securities" below. Subsequent to its purchase by the Series, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-related securities.

     RISK FACTORS RELATING TO INVESTING IN HIGH YIELD (JUNK) DEBT SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Lower-rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Series' net asset value. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the California Income Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis and rating assignment than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time. Under circumstances where the Series owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.


     An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments then in the case of higher grade bonds. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the series NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the series, this may prevent the series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

     Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the California Income Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the series to the risks of high yield securities.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the series may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each series may purchase tax-exempt securities on a when-issued or delayed-delivery basis. When tax-exempt securities are offered on a when-issued or delayed-delivery basis, the payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment, but delivery and payment for the securities take place at a later date. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

     Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed-delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed-delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. As a result, the price that a series is required to pay on the settlement date may exceed the market value of the security on that date.

     At the time a series makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the series. If a series chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

     A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued or delayed-delivery commitments will be established and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed-delivery securities, each series will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the securities themselves (which may have a value greater or lesser than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions" below. If the seller defaults in the sale, a series could fail to realize the gain, if any, that had occurred.


     Each series (other than the California Money Market Series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board.


INSURANCE

     Each series may purchase insured municipal obligations. Insured municipal obligations may be insured either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or (ii) under a secondary market insurance policy on a particular bond or note purchased either by the Fund or a previous bondholder or noteholder.

     Each series may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable a series to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.

     Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by a series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the series. The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by a series. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment.

MUNICIPAL LEASE OBLIGATIONS


     Each series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Board. See "Illiquid Securities" below.

     In addition to the risks relating to municipal obligations, municipal lease obligations also expose each series to abatement risk. Abatement risk is the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use and possession of the equipment or facility.


MUNICIPAL ASSET-BACKED SECURITIES

     Each series may invest in municipal asset-backed securities. A municipal asset-backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

OBTAINING SECURITIES RATINGS

     Each series may obtain a rating for unrated securities that the series owns if, in the investment adviser's judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from an NRSRO. Assets of the series may be used to pay an NRSRO in connection with obtaining such ratings. Each series may use up to 5% of its assets to obtain ratings for unrated securities that it owns.

ZERO COUPON MUNICIPAL BONDS

     A series may invest in zero coupon municipal bonds. Zero coupon municipal bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon municipal bonds do not require the periodic payment of interest. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because a series accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the series.

     There are certain risks related to investing in zero coupon securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a series' investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a series' portfolio.

ILLIQUID SECURITIES

     A series may hold up to 15% (10% in the case of the California Money Market Series) of its net assets in illiquid securities. If a series were to exceed this limit, the investment adviser would take prompt action to reduce a series' holdings in illiquid securities to no more than 15% (10% in the case of the California Money Market Series) of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general pubilc. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. A series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Securities of financially and operationally troubled obligors (distressed securities) are less liquid and more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% or 10%, as applicable, of its net assets in illiquid securities.

     Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by NRSROs in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics);
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of non-appropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS


     Each series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the series' money is invested in the repurchase agreement. The series' repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the series may incur a loss.


     The series participate in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Commission. On a daily basis, any univested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, California Series and California Income Series may each lend its respective portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 331/3% of the value of the series' total assets and provided that such loans are callable at any time by the series and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the series equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that a series continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by a series at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the series, and any gain or loss in the market price during the loan would inure to the series.

     Since voting or consent rights that accompany loaned securities pass to the borrower, a series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the series' investment in the securities that are the subject of the loan. A series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     The California Money Market Series may not make loans, except through repurchase agreements. See "Repurchase Agreements" above.


BORROWING


     Each of the California Series and the California Income Series may borrow an amount equal to no more than 331/3% of the value of its total assets (calculated at the time of the borrowing). The California Money Market Series may borrow an amount equal to no more than 331/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each series may pledge up to 331/3% of the value of its total assets to secure these borrowings. If a series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings as required by applicable law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets, unless this policy is changed by the Board.

     Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a series' portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a series may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.


     Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

(d) TEMPORARY DEFENSIVE STRATEGY

     When the investment adviser believes that market, economic or political conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a series may hold more than 20% of its net assets in cash, cash equivalents or investment-grade taxable obligations. The California Money Market Series may also invest in investment-grade taxable obligations, except that its debt obligations, if rated, will be of "eligible quality," as defined under "(b) and (c) Investment Strategies, Policies and Risks." Investing heavily in cash, cash equivalents, or investment-grade taxable obligations is not consistent with each series' investment objective and limits our ability to achieve each series' investment objective, but can help to preserve each series' assets.

(e) PORTFOLIO TURNOVER

     Portfolio transactions will be undertaken principally to accomplish the objective of the series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.


     The non-money market series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur, for example, if all of the securities held in a series' portfolio were sold and replaced within one year. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal year ended August 31, 2002 and the fiscal year ended August 31, 2003, the portfolio turnover rates for the California Series and the California Income Series were 30% and 63%, and 23% and 59%, respectively. The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.


SEGREGATED ACCOUNTS

     When each series is required to segregate assets in connection with certain transactions, it will mark cash or other liquid assets as segregated with the Fund's Custodian. "Liquid Assets" means cash, U.S. government securities, debt obligations or other eligible liquid, unencumbered assets, marked-to-market daily.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.


CALIFORNIA INCOME SERIES AND CALIFORNIA SERIES

     Each series may not:

     1. Purchase the securities of any issuer if, as a result, the series would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a series may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participants or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a series may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. A series may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a series may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of a series' ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     5. The California Income Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets or the series (taken at current market value) would be invested in any one industry or group of industries, except for temporary defensive purposes.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     Each series may make loans, including loans of assets of the series, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquitions of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates or deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a series' investment objective.

     For purposes of Investment Restriction 1, a series will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the series' total assets, (i) more than 5% of the series total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the series would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 2, under the 1940 Act, a series can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the series must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

     For purposes of Investment Restriction 5, the California Income Series relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The series' reliance on this classification system is not a fundamental policy of the series and, therefore, can be changed without shareholder approval.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the series' asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the series will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

CALIFORNIA MONEY MARKET SERIES

     The series may not:

     1. Purchase securities on margin (but the series may obtain such short-term credits as may be necessary for the clearance of transactions.


     2.   Make short sales of securities or maintain a short position.


     3. Issue senior securities, borrow money or pledge its assets, except that the series may borrow up to 331/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The series may pledge up to 331/3% of the value of its total assets to secure such borrowings. The series will not purchase portfolio securities if its borrowings exceed 5% of its assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.


     4. Purchase any security if as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities).

     5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, securities which are secured by real estate and securities of companies which invest or deal in real estate. The series may not purchase and sell financial futures contracts and related options.


     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     7. Invest in interests in oil, gas or other mineral exploration or development programs.

     8.   Make loans, except through repurchase agreements.


     For purposes of investment limitation number 4, the California Money Market Series' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the 1940 Act.


     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


     Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

                              INDEPENDENT TRUSTEES



                                             TERM OF                                    NUMBER OF
                                          OFFICE*** AND                               PORTFOLIOS IN
                               POSITION     LENGTH OF                                  FUND COMPLEX        OTHER DIRECTORSHIPS
                                 WITH         TIME          PRINCIPAL OCCUPATIONS      OVERSEEN BY            HELD BY THE
NAME, ADDRESS** AND AGE          FUND        SERVED        DURING PAST FIVE YEARS        TRUSTEE               TRUSTEE****
----------------------------   --------   -------------   -------------------------   --------------   ----------------------------
David E. A. Carson (69)        Trustee    Since 2003      Director (January 2000 to         99         Director of United
                                                          May 2000), Chairman                          Illuminating and UIL
                                                          (January 1999 to December                    Holdings, (a utility
                                                          1999), Chairman and Chief                    company), since 1993.
                                                          Executive Officer
                                                          (January 1998 to December
                                                          1998) and President,
                                                          Chairman and Chief
                                                          Executive Officer of
                                                          People's Bank
                                                          (1983-1997).

Robert E. La Blanc (69)        Trustee    Since 2003      President (since 1981) of        119         Director of Storage
                                                          Robert E. La Blanc                           Technology Corporation
                                                          Associates, Inc.                             (since 1979) (technology);
                                                          (telecommunications);                        Chartered Semiconductor
                                                          formerly General Partner                     Manufacturing, Ltd. (since
                                                          at Salomon Brothers and                      1998); Titan Corporation
                                                          Vice-Chairman of                             (electronics) (since 1995);
                                                          Continental Telecom;                         Computer Associates
                                                          Trustee of Manhattan                         International, Inc. (since
                                                          College.                                     2002) (software company);
                                                                                                       FiberNet Telecom Group, Inc.
                                                                                                       (since 2003) (telecom
                                                                                                       company); Director (since
                                                                                                       April 1999) of the High
                                                                                                       Yield Plus Fund, Inc.

Douglas H. McCorkindale (64)   Trustee    Since 2003      Chairman (since February         101         Director of Gannett Co.,
                                                          2001), Chief Executive                       Inc. Director of Continental
                                                          Officer (since June 2000)                    Airlines, Inc. (since May
                                                          and President (since                         1993); Director of Lockheed
                                                          September 1997) of                           Martin Corp. (since May
                                                          Gannett Co. Inc.                             2001) (aerospace and
                                                          (publishing and media);                      defense); Director of the
                                                          formerly Vice Chairman                       High Yield Plus Fund, Inc.
                                                          (March 1984-May 2000) of                     (since 1996).
                                                          Gannett Co. Inc.

Stephen P. Munn (61)           Trustee    Since 1999      Chairman of the Board            107         Chairman of the Board (since
                                                          (since 1994) and formerly                    January 1994) and Director
                                                          Chief Executive Officer                      (since 1988) of Carlisle
                                                          (1988-2001) and President                    Companies Incorporated
                                                          of Carlisle Companies                        (manufacturer of industrial
                                                          Incorporated.                                products); Director of
                                                                                                       Gannett Co., Inc.
                                                                                                       (publishing and media).

Richard A. Redeker (60)        Trustee    Since 1993      Management Consultant;           102                     --
                                                          formerly employee of
                                                          Prudential Investments
                                                          (October 1996-December
                                                          1998); Director of
                                                          Invesmart, Inc. (since
                                                          2001) and Director of
                                                          Penn Tank Lines, Inc.
                                                          (since 1999).

Robin B. Smith (64)            Trustee    Since 2003      Chairman of the Board            109         Director of BellSouth
                                                          (since January 2003) of                      Corporation (since 1992).
                                                          Publishers Clearing House
                                                          (direct marketing);
                                                          formerly Chairman and
                                                          Chief Executive Officer
                                                          (August 1996-January
                                                          2003) of Publishers
                                                          Clearing House.

                                             TERM OF                                    NUMBER OF
                                          OFFICE*** AND                               PORTFOLIOS IN
                               POSITION     LENGTH OF                                  FUND COMPLEX        OTHER DIRECTORSHIPS
                                 WITH         TIME          PRINCIPAL OCCUPATIONS      OVERSEEN BY            HELD BY THE
NAME, ADDRESS** AND AGE          FUND        SERVED        DURING PAST FIVE YEARS        TRUSTEE               TRUSTEE****
----------------------------   --------   -------------   -------------------------   --------------   ----------------------------
Stephen Stoneburn (60)         Trustee    Since 2003      President and Chief               107                    --
                                                          Executive Officer (since
                                                          June 1996) of Quadrant
                                                          Media Corp. (a publishing
                                                          company); formerly
                                                          President (June 1995-June
                                                          1996) of Argus Integrated
                                                          Media, Inc.; Senior Vice
                                                          President and Managing
                                                          Director (January
                                                          1993-1995)of Cowles
                                                          Business Media and Senior
                                                          Vice President of
                                                          Fairchild Publications,
                                                          Inc. (1975-1989).

Clay T. Whitehead (64)         Trustee    Since 2003      President (since 1983) of         106        Director (since 2000) of the
                                                          National Exchange Inc.                       High Yield Plus Fund, Inc.
                                                          (new business development
                                                          firm).

                                                           INTERESTED TRUSTEES
Judy A. Rice (55)*/++          President  Trustee         President, Chief                  109                    --
                               and        since 2000      Executive Officer, Chief
                               Trustee    and             Operating Officer and
                                          President       Officer-in-Charge (since
                                          since 2003      2003) of PI; Director,
                                                          Officer-in-Charge,
                                                          President, Chief
                                                          Executive Officer and
                                                          Chief Operating Officer
                                                          (since May 2003) of
                                                          American Skandia Advisory
                                                          Services, Inc. and
                                                          American Skandia
                                                          Investment Services,
                                                          Inc.; Director,
                                                          Officer-in-Charge,
                                                          President, Chief
                                                          Executive Officer (since
                                                          May 2003) of American
                                                          Skandia Fund Services,
                                                          Inc.; formerly various
                                                          positions to Senior Vice
                                                          President (1992-1999) of
                                                          Prudential Securities;
                                                          and various positions to
                                                          Managing Director
                                                          (1975-1992) of Salomon
                                                          Smith Barney; Member of
                                                          Board of Governors of the
                                                          Money Management
                                                          Institute.

Robert F. Gunia (56)*          Vice       Since 1996      Chief Administrative              189        Vice President and Director
                               President                  Officer (since June 1999)                    (since May 1989) and
                               and                        of PI; Executive Vice                        Treasurer (since 1999) of
                               Trustee                    President and Treasurer                      The Asia Pacific Fund, Inc.
                                                          (since January 1996) of
                                                          PI; President (since
                                                          April 1999) of PIMS;
                                                          Corporate Vice President
                                                          (since September 1997) of
                                                          The Prudential Insurance
                                                          Company of America;
                                                          Director, Executive Vice
                                                          President and Chief
                                                          Administrative Officer
                                                          (since May 2003) of
                                                          American Skandia
                                                          Investment Services,
                                                          Inc.; American Skandia
                                                          Advisory Services, Inc.;
                                                          and American Skandia Fund
                                                          Services, Inc.; formerly
                                                          Senior Vice President
                                                          (March 1987-May 1999) of
                                                          Prudential Securities.

     Information pertaining to the officers of the Fund who are not also Trustees is set forth below.

                                    OFFICERS


                                                     TERM OF
                                                  OFFICE*** AND
                                                    LENGTH OF
                                    POSITION           TIME                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE            WITH FUND          SERVED                              DURING PAST FIVE YEARS
-------------------------------   -------------  ----------------  -------------------------------------------------------------
Marguerite E. H. Morrison (47)    Chief Legal     Since 2003       Vice President and Chief Legal Officer--Mutual Funds and Unit
                                  Officer                          Investment Trusts (since August 2000) of Prudential; Senior
                                  and                              Vice President and Secretary (since April 2003) of PI; Senior
                                  Assistant       Since 2002       Vice President and Secretary (since May 2003) of American
                                  Secretary                        Skandia Investment Services, Inc., American Skandia Advisory
                                                                   Services, Inc. and American Skandia Fund Services, Inc., Vice
                                                                   President and Assistant Secretary of PIMS (since October
                                                                   2001); previously Senior Vice President and Assistant
                                                                   Secretary (February 2001-April 2003) of PI, Vice President
                                                                   and Associate General Counsel (December 1996-February 2001)
                                                                   of PI.

Grace C. Torres (44)              Treasurer       Since 1996       Senior Vice President (since January 2000) of PI; Senior Vice
                                  and                              President and Assistant Treasurer (since May 2003) of
                                  Principal                        American Skandia Investment Services, Inc. and American
                                  Financial                        Skandia Advisory Services, Inc.; formerly First Vice
                                  and                              President (December 1996-January 2000) of PI and First Vice
                                  Accounting                       President (March 1993-May 1999) of Prudential Securities.
                                  Officer

Deborah A. Docs (45)              Secretary       Since 1998       Vice President and Corporate Counsel (since January 2001) of
                                  Assistant       (1985-           Prudential; Vice President and Assistant Secretary (since
                                  Secretary       1998)            December 1996) of PI; Vice President and Assistant Secretary
                                                                   (since May 2003) of American Skandia Investment Services,
                                                                   Inc.

Maryanne Ryan (39)                Anti-Money      Since 2002       Vice President, Prudential (since November 1998), First Vice
                                  Laundering                       President, Prudential Securities (March 1997-May 1998).
                                  Compliance                       Anti-Money Laundering Compliance Officer (since May 2003) of
                                  Officer                          American Skandia Investment Services, Inc., American Skandia
                                                                   Advisory Services, Inc. and American Skandia Marketing, Inc.


----------


+ The Fund Complex consists of all investment companies managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.
++ On March 4, 2003, Ms. Rice was elected to serve as the President of the Trust.
* "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).
**   Unless otherwise noted, the address of the Trustees and officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
*** There is no set term of office for Trustees and officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Trustee and/or officer.


**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


     The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Massachusetts law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Management Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Fund or for any of its series. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.


     Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

                            STANDING BOARD COMMITTEES

     The Board of Trustees has established two standing committees in connection with the governance of the Fund--Audit and Nominating.


     The Audit Committee consists of Messrs. Munn (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met six times during the fiscal year ended August 31, 2003.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Fund, matters relating to Trustee compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended August 31, 2003.

     In addition to the two standing Committees of the Fund, the Board of Trustees has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Trustees. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Trustees/Directors of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.


                                  COMPENSATION

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Trustees of the Fund.


     The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose boards the Trustees may be asked to serve.

     Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Trustees.


     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 2003 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.


                               COMPENSATION TABLE


                                                                                                  TOTAL 2002
                                                     PENSION OR                                COMPENSATION FROM
                                  AGGREGATE      RETIREMENT BENEFITS        ESTIMATED          TRUSTS AND FUND
NAME OF INDEPENDENT             COMPENSATION     ACCRUED AS PART OF      ANNUAL BENEFITS            COMPLEX
TRUSTEE(1)                      FROM THE FUND       FUND EXPENSES        UPON RETIREMENT        PAID TO TRUSTEE
-------------------             -------------    -------------------     ---------------        ---------------
David E.A. Carson(4)                None                 None                  None                    None
Eugene C. Dorsey(2),(7)           $ 1,225                None                  None             $ 145,500(17/80)(3)
Robert E. La Blanc(4)               None                 None                  None             $ 186,250(36/88)(3)
Delayne Dedrick Gold(5)           $ 3,855                None                  None             $ 137,250(20/77)(3)
Thomas T. Mooney(2),(5)           $ 4,106                None                  None             $ 115,000(18/77)(3)
Douglas H. McCorkindale(2),(4)      None                 None                  None             $ 201,250(29/97)(3)
Stephen P. Munn                   $ 4,980                None                  None             $ 118,000(23/72)(3)
Richard A. Redeker                $ 5,170                None                  None             $ 120,500(23/72)(3)
Robin B. Smith(2),(4)               None                 None                  None             $ 120,500(26/69)(3)
Stephen D. Stoneburn(4)             None                 None                  None             $ 120,250(18/75)(3)
Nancy H. Teeters(6)               $ 3,775                None                  None             $ 123,000(24/71)(3)
Louis A. Weil, III(5)             $ 3,775                None                  None             $ 113,000(23/72)(3)
Clay T. Whitehead(4)                None                 None                  None             $ 196,750(32/94)(3)


----------

(1) Interested Trustees and officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.
(2) Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of Messrs. Dorsey, McCorkindale and Mooney and Ms. Smith, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2002, the total amount of compensation for the year amounted to $138,574, $58,669 and $164,629 for Messrs. Dorsey, McCorkindale and Mooney, respectively, and $67,374 for Ms. Smith.
(3) Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates. At December 31, 2002, the Fund Complex consisted of 45 funds and 117 portfolios.
(4) These Trustees were not members of the Fund's Board as of December 31, 2002 and therefore received no compensation from the Fund.
(5) Effective, July 1, 2003, Ms. Gold and Messrs. Mooney and Weil ceased to be Trustees for the Fund, respectively.
(6)  Effective April 23, 2003, Nancy H. Teeters became a Trustee Emeritus.
(7)  Effective January 1, 2003, Mr. Dorsey retired from this position.

     The following table sets forth the dollar range of equity securities in each series beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2002.


                          TRUSTEE SHARE OWNERSHIP TABLE

                              INDEPENDENT TRUSTEES


                                                                                                          AGGREGATE DOLLAR RANGE
                                                                                                         OF EQUITY SECURITIES IN
                                                                                                              ALL REGISTERED
                          DOLLAR RANGE OF EQUITY    DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY      INVESTMENT COMPANIES
                         SECURITIES IN CALIFORNIA  SECURITIES IN CALIFORNIA   SECURITIES IN CALIFORNIA    OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                   SERIES                INCOME SERIES           MONEY MARKET SERIES            FUND COMPLEX
---------------          ------------------------  ------------------------   ------------------------   ------------------------
David E. A. Carson                 --                         --                        --                         None
Eugene C. Dorsey                   --                         --                        --                         None
Delayne Dedrick Gold               --                         --                        --                    $10,001-$50,000
Robert E. La Blanc                 --                         --                        --                    Over $100,000
Douglas H. McCorkindale            --                         --                        --                    Over $100,000
Thomas T. Mooney                   --                         --                        --                         None
Stephen P. Munn                    --                         --                        --                    Over $100,000
Richard A. Redeker                 --                         --                        --                    Over $100,000
Robin B. Smith                     --                         --                        --                     Over $100,000
Stephen Stoneburn                  --                         --                        --                     Over $100,000
Nancy H. Teeters                   --                         --                        --                         None
Louis A. Weil, III                 --                         --                        --                         None
Clay T. Whitehead                  --                         --                        --                     Over $100,000


                               INTERESTED TRUSTEES


                                                                                                          AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES IN
                                                                                                             ALL REGISTERED
                         DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY      INVESTMENT COMPANIES
                        SECURITIES IN CALIFORNIA   SECURITIES IN CALIFORNIA   SECURITIES IN CALIFORNIA    OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                   SERIES                INCOME SERIES           MONEY MARKET SERIES            FUND COMPLEX
---------------         -------------------------  ------------------------   ------------------------    ----------------------
Robert F. Gunia                    --                      --                           --                    Over $100,000
David R. Odenath, Jr.              --                      --                           --                        None
Judy A. Rice                       --                      --                           --                    Over $100,000

     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Trustee, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2002.



                                          NAME OF
                                        OWNERS AND
                                       RELATIONSHIPS           TITLE OF   VALUE OF   PERCENT OF
NAME OF TRUSTEE                         TO TRUSTEE    COMPANY   CLASS    SECURITIES    CLASS
---------------                         ----------    -------   -----    ----------    -----
David E. A. Carson                          --          --        --         --         --
Eugene C. Dorsey
Delayne Dedrick Gold                        --          --        --         --         --
Robert E. La Blanc                          --          --        --         --         --
Douglas H. McCorkindale                     --          --        --         --         --
Thomas T. Mooney                            --          --        --         --         --
Stephen P. Munn                             --          --        --         --         --
Richard A. Redeker                          --          --        --         --         --
Robin B. Smith                              --          --        --         --         --
Stephen Stoneburn                           --          --        --         --         --
Nancy H. Teeters                            --          --        --         --         --
Louis A. Weil, III                          --          --        --         --         --
Clay T. Whitehead                           --          --        --         --         --



     Trustees of the Fund are eligible to purchase Class Z shares of each series, if any, which are sold without an initial sales charge or contingent deferred sales charge.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of October 10, 2003, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each class of each series of the Fund. As of such date, there were no beneficial owners of more than 5% of any Class of any series of the Trust.

     As of October 10, 2003, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a series were: Ming Hua Shi, 2731 Kirkham St, San Francisco, CA 94122, who held 16,119 Class C shares of the California Series (7.5%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303, who held 20,561 Class C shares of the California Series (9.6%); UBS Financial Services Inc., FBO Terrance J. Chan, Karen Chan JTWROS, 1518 Ruby Court, Diamond Bar, CA 91765, who held 13,423 Class C shares of the California Series (6.3%); Mrs. Margaret Abdum, NUR SUCC TTEE, Of The Amean & Wydea Haddad, Living Trust UA DTD 01/18/78, 19257 Wells Dr, Tarzana, CA 91356, who held 24,134 Class C shares of the California Series (11.3%); Ms. Rhonda S. Wagner, 13033 Harwich Ln., San Diego, CA 92130, who held 24,594 Class Z shares of the California Series (5.5%); Mrs. Hazel L. Mortensen TTEE, LJ & H Mortensen Trust B, UA DTD 05/05/81, PO Box 443, Salinas, CA 93902-0443, who held 53,778 Class C shares of the California Income Series (6.5%); Ms. Nairn Kirkpatrick, TTEE, Nairn Kirkpatrick Trust, UA DTD 08/26/82, 7677 Greenridge Way, Fair Oaks, CA 95628-4808, who held 51,486 Class Z shares of the California Income Series (9.1%); Sei Trust Company, c/o Prudential Bache, Attn: Mutual Fund Administration, One Freedom Valley Drive, Oaks, PA 19456, who held 175,893 Class Z shares of the California Income Fund (31.2%); Edna Reckless, Linda Sunderman CO-TTEES, John & Edna Reckless Living Trust, VA DTD 08/11/86, 2957 Evergreen St, San Diego, CA 92106, who held 29,403 Class Z shares of the California Income Fund (5.2%); McLean Steal Inc., 2155 Castus Ct. Apt. 1, Walnut Creek, CA 94595, who held 31,366 Class Z shares of the California Income Series (5.5%).

     As of October 10, 2003, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of 3,759,192 Class A shares (or 46.9% of the outstanding Class A shares), 794,299 Class B shares (or 45.7% of the outstanding Class B shares), 101,213 Class C shares (or 47.3% of the outstanding Class C shares) and 395,649 Class Z shares (or 88.7% of the outstanding Class Z shares) of the California Series; 9,487,793 Class A shares (or 66.7% of the outstanding Class A shares), 3,601,825 Class B shares (or 69.9% of the outstanding Class B shares), 673,061 Class C shares (or 80.8% of the outstanding Class C shares) and 368,873 Class Z shares (or 65.2% of the outstanding Class Z shares) of the California Income Series; and 29,766,310 shares of the California Money Market Series (or 12.6% of the outstanding shares). In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of June 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.

     PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend disbursing agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each Series and the composition of each Series' portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of all investment advisers and make recommendations to the Board of Trustees with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly.

     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:


       (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PI or the Fund's investment advisers.

       (b) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

       (c) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser (collectively, the Subadvisory Agreements) paying notice filing fees.

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses including: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager; (b) the fees and expenses of Trustees who are not affiliated with PI or the Fund's investment advisers, (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of the Fund's legal counsel and independent auditors; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service (12b-1) fees.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)3 of the 1940 Act or loss resulting from willful misfeasance, bad faith, or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund, by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), of such Series upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     For the fiscal years ended August 31, 2001, 2002 and 2003, PI received management fees of $653,994, $665,475, and $669,312, respectively, from the California Series. With respect to the California Money Market Series, PI received $1,407,374, $1,388,727 and $1,252,231, in management fees for the fiscal years ended August 31, 2001, 2002 and 2003, respectively. For the fiscal years ended August 31, 2001, 2002 and 2003, PI received $1,280,539, $1,279,800 and $1,261,596, respectively, in management fees from the California Income Series.

     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of each series in accordance with its investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the series and is responsible for obtaining and evaluating financial data relevant to the series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. As discussed in each Prospectus, other than with respect to California Money Market Series, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. The shareholders of California Money Market Series have approved an amended Management Agreement and Subadvisory Agreement which include providing operations for a manager-of-managers structure. This series will not operate under the manager-of-managers structure unless and until shareholder approval for this structure is obtained. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses incurred by PIM in furnishing those services. PIM is paid by PI at an annual rate of .250 of 1% of the average daily net assets of each series.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

     With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

     (b) Matters Considered by the Board


     The Management and Subadvisory Agreements were last approved by the Board of Trustees, including all of the Independent Trustees on May 29, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues. In considering the Management and Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling. Instead, the Board took all factors into consideration.

     With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of each Series of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, three, five and ten years, as applicable. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of each Series of the Fund. The Board considered each of the Manager's and subadviser's states commitment to the maintenance of effective compliance programs for the Funds and their positive compliance history as neither the manager or the Subadviser has been subject to any significant compliance problems.


     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Series. The Board noted that the fee rate paid by the Fund to the Manager was equal to or below the median compensation paid by comparable funds. The Board also considered the contractual limits on Fund expenses undertaken by the Manager. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each series, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on each Series for the recent period. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.

     On March 4, 2003, a proposal to present amended Management and Subadvisory Agreements to shareholders was approved by the Board of the Trust, including the Independent Trustees. The amendments to the Management and SubAdvisory Agreements related to implementing a manager-of-managers structure, as discussed above. The Board received materials relating to the proposed amended agreements in advance of the meeting at which these agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave consideration to the fact that the rate of fees will not change and that the terms of the amended Management and SubAdvisory Agreements were substantially similar to the existing agreements, except that, under the amended agreements, PI would be able to allocate Fund assets among subadvisers, subject to Board approval. The Board also considered a number of other factors, including the fact that authorizing PI to change subadvisers without shareholder approval would permit the series to change subadvisers in the future without incurring the expense and delay of a shareholder vote. The Board gave consideration to the fact that PI had substantial experience in evaluating investment advisers and would bring that experience to the task of evaluating the subadvisers to the series in the future. The Board noted PI's commitment to the maintenance of effective compliance programs. The Board also gave weight to the fact that it would be beneficial to conform the advisory structure of the series to the advisory structure already in place for other mutual funds in the Prudential mutual fund family, and would place the series on equal footing with those other funds as to the speed and efficiency of subadviser changes. After consideration of all these factors, the Board concluded that submitting this proposal to shareholder vote was reasonable, fair and in the best interests of each series and its shareholders. The amended Management and Subadvisory Agreements were approved by shareholders on July 17, 2003. (A proposal to implement the manager-of-managers structure was also approved by shareholders of each series except for the California Money Market Series. As referred to in "Investment Advisory and Other Services - Manager and Investment Adviser"above, shareholders in the California Money Market Series will not operate under the manager-of-managers structure until shareholder approval for this structure is obtained).

     With respect to the non-money market series, PIM's Fixed Income Group includes the following sector team which may contribute towards security selection in addition to the sector team described in the relevant prospectus (assets under management are as of June 30, 2003):


                                  MONEY MARKETS


     ASSETS UNDER MANAGEMENT: 39 billion.
     TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 20 years. PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 14 years.
     SECTOR: High-quality short-term securities, including both taxable, and tax-exempt instructions.
     INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.


CODE OF ETHICS


     The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes apply to access persons (generally persons who have access to information about a series' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the series. The series authorized PI to delegate, in whole or in part, its proxy voting authority to its investment advisers (currently, PIM) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

     PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each series. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of each series should a proxy issue potentially implicate a conflict of interest between a series and PI or its affiliates.

     PI delegates to PIM the responsibility for voting the series' proxies. PIM is expected to identify and seek to obtain the optimal benefit for the series, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the series and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the series and the interests of PIM or its affiliates. PI and the Board expect that PIM will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that PIM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission.

     A copy of the proxy voting policies of PIM is set forth in Appendix-IV of this SAI.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. See "How the Fund is Managed--Distributor" in the prospectuses.


     Pursuant to separate Distribution and/or Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, with respect to the non-money market series, and the Class A Plan (Class A CMMS Plan) and Class S Plan with respect to the California Money Market Series, collectively, with the Class A Plan, the Class B Plan and the Class C Plan, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and separate distribution agreements for the California Money Market Series and the other series (Distribution Agreements), the Distributor incurs the expenses of distributing shares of the Class A shares and Class S shares of the California Money Market Series and the Class A, Class B and Class C shares of the California Income Series and the California Series. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement for the California Series and the California Income Series, none of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Series is Managed--Distributor" in each Prospectus.

     The expenses incurred under the Plans, other than with respect to the Class A CMMS Plan, include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

     Under the Plans, other than with respect to the Class A CMMS Plan, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and/or service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and/or service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and/or service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Distribution expenses attributable to the sale of Class A, Class B, Class C and Class S shares of each series, as applicable, are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B, Class C and Class S shares of the series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both non-money market series Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

CALIFORNIA INCOME SERIES AND CALIFORNIA SERIES PLANS OF DISTRIBUTION



     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of ..25 of 1%) may not exceed .30 of 1% of each series. The Distributor has voluntarily agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of the series until April 30, 2003. This waiver may be discontinued partially or completely at any time, for the fiscal year ending August 31, 2003. Fee waivers will increase the series' total return.

     For the fiscal year ended August 31, 2003, the Distributor received payments of $258,571 and $427,983 from the Fund on behalf of the California Series and the California Income Series, respectively, under the Class A Plan and spent approximately $199,900 and $361,200 in distributing the California Series' and the California Income Series' Class A shares, respectively. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 2003, the Distributor also received approximately $72,200 and $119,900 from the Fund on behalf of the California Series and the California Income Series, respectively, in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each series. The Class B Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of each series, provided that the total distribution-related fee does not exceed .50 of 1% of each series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each series, and
(2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to certain Class C shareholders, initial sales charges. The Distributor has voluntarily agreed to limit its distribution and service (12b-1) related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares of the series until April 30, 2004. This waiver may be discontinued partially or completely at any time. Fee waivers will increase the series' total return.

     CLASS B PLAN. For the fiscal year ended August 31, 2003, the Distributor received $119,312 from the Fund on behalf of the California Series under the Fund's Class B Plan and spent approximately $45,700 in distributing the Class B shares of the California Series during such period. For the fiscal year ended August 31, 2003, the Distributor received $326,019 from the Fund on behalf of the California Income Series under the Fund's Class B Plan and spent approximately $139,800 in distributing the Class B shares of the California Income Series during such period.

     For the fiscal year ended August 31, 2003, it is estimated that the Distributor spent approximately the following amounts on behalf of the series of the Fund:



                                                                                                                        APPROXIMATE
                                                                                                   COMPENSATION TO         TOTAL
                                                                                                    PRUCO* FOR             AMOUNT
                           PRINTING AND MAILING         COMMISSION                                   COMMISSION          SPENT BY
                             PROSPECTUSES TO            PAYMENTS TO                                  PAYMENTS TO        DISTRIBUTOR
                           OTHER THAN CURRENT            FINANCIAL           OVERHEAD COSTS       REPRESENTATIVES        ON BEHALF
        SERIES                SHAREHOLDERS        ADVISERS OF DISTRIBUTOR    OF DISTRIBUTOR**    AND OTHER EXPENSES**    OF SERIES
-----------------------    --------------------   -----------------------    ----------------    --------------------    ---------
California Series         $1,100           0.9%   $ 49,900          39.0%    $ 39,900    31.2%   $36,900       28.9%     $127,800
California Income Series  $1,100           0.3%   $168,600          44.1%    $152,300    39.9%   $60,000       15.7%     $382,000


----------
  * Pruco Securities Corporation (Pruco), an affiliated broker-dealer. ** Including lease, utility and sales promotional expenses.


     The term "overhead costs" represents (a) the expenses of operating the branch offices of Wachovia Securities and Pruco in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 2003, the Distributor received approximately $33,900 and $146,700 from the Fund on behalf of the California Series and the California Income Series, respectively, in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended August 31, 2003, the Distributor received $17,033 and $73,529 from the Fund on behalf of the California Series and the California Income Series, respectively, under the Fund's Class C Plan. For the fiscal year ended August 31, 2003, the Distributor spent approximately $6,700 and $48,700 in distributing the Class C shares of the California Series and the California Income Series, respectively. These amounts were expended primarily for the payment of account servicing fees.



                                                                                                                        APPROXIMATE
                                                                                                   COMPENSATION TO         TOTAL
                                                                                                    PRUCO* FOR             AMOUNT
                           PRINTING AND MAILING         COMMISSION                                   COMMISSION          SPENT BY
                             PROSPECTUSES TO            PAYMENTS TO                                  PAYMENTS TO        DISTRIBUTOR
                           OTHER THAN CURRENT            FINANCIAL           OVERHEAD COSTS       REPRESENTATIVES        ON BEHALF
        SERIES                SHAREHOLDERS        ADVISERS OF DISTRIBUTOR    OF DISTRIBUTOR**    AND OTHER EXPENSES**    OF SERIES
-----------------------    --------------------   -----------------------    ----------------    --------------------    ---------
California Series        $100              0.5%   $10,500           44.4%    $9,600     40.5%    $3,500         14.6%     $23,700
California Income
  Series                 $200              0.3%   $52,700           77.7%    $12,500    18.4%    $2,400          3.6%     $67,800


----------
  * Pruco Securities Corporation, an affiliated broker-dealer.
 ** Including lease, utility and sales promotional expenses.


     The Distributor also receives the proceeds of initial sales charges with respect to the sale of Class C shares and contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 2003, the Distributor received approximately $1,300 and $1,500 on behalf of the California Series and the California Income Series, respectively, in contingent deferred sales charges attributable to Class C shares. For the same period, the Distributor also received approximately $12,500 and $10,900 on behalf of the California Series and the California Income Series, respectively, in initial sales charges attributable to Class C shares.


CALIFORNIA MONEY MARKET SERIES PLANS OF DISTRIBUTION.


     CLASS A PLAN. Under the Class A Plan of Distribution (defined above as the Class A CMMS Plan), the Series reimburses the distributor for its distribution-related expenses with respect to such series' Class A shares (Class A CMMS shares) at the annual rate of up to .125 of 1% of the average daily net assets of the series. For the fiscal year ended August 31, 2003, the Distributor incurred distribution expenses of $313,058 with respect to the Class A shares of the California Money Market Series, all of which were recovered by the Distributor through the distribution fee paid by the California Money Market Series.

     CLASS S PLAN. Under the Class S Plan of Distribution (12b-1 Plan), the Series may pay the Distributor for its distribution-related activities with respect to Class S shares at an annual rate of .175 of 1% of the average daily net assets of the Class S shares of the series. Class S shares of the series are not currently offered, therefore, no expense data is available.

     CLASS S--CALIFORNIA MONEY MARKET SERIES SERVICE AGREEMENT. Pursuant to a separate Service Agreement with the Fund (the Service Agreement), Wachovia Securities or Pruco Securities Corporation (Pruco), each an affiliate of the Fund, PI and PIMS, will perform certain customer account maintenance and related administrative shareholder services with respect to the Class S shares of the Series purchased and/or redeemed by customers participating in its COMMAND Account Program who are eligible to have their available account assets swept into shares of the Series. For its services, Wachovia Securities or Pruco, as applicable, receives, pursuant to the relevant Service Agreement, a fee at an annual rate of 0.25% of the average daily net assets of the Fund applicable to Class S shares of the Fund.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has voluntarily agreed to waive a portion of its distribution fees for Class A and Class C shares as described above. These waivers can be discontinued partially or completely at any time. Fee waivers and subsidies will increase a series' total return.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly owned subsidiary of PIFM Holdco Inc., the parent of PI, the Manager. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     For the fiscal year ended August 31, 2003, the Fund incurred expenses of approximately $36,200 and $42,300 for the services of PMFS on behalf of the California Series and the California Income Series, respectively.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, served as the Fund's independent auditors and in that capacity audited the Fund's August 31, 2003 financial statements.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities and futures and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager", as used in this section, includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of the Fund, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the Subadviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.


     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant firms are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager deems the purchase or sale of securities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue any series' present investment objective. However, in the future in other circumstances, the Fund and/or a series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arms-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

     During the fiscal years ended August 31, 2001, 2002 and 2003, the California Series paid brokerage commissions of $5,236, $14,530 and $28,197, respectively, on certain futures transactions. The California Series paid no brokerage commissions to any of the Fund's affiliates, including Wachovia Securities during those periods. During the fiscal years ended August 31, 2001, 2002 and 2003, the California Money Market Series paid no brokerage commissions. During the fiscal years ended August 31, 2001, 2002 and 2003, the California Income Series paid brokerage commissions of $3,502, $21,655 and $44,994, respectively. None of the brokerage commissions paid by the California Income Series were paid to any of the Fund's affiliates, including Wachovia Securities.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at August 31, 2003. As of August 31, 2003, no series held any securities of its regular brokers and dealers.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


     The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The California Series and California Income Series are authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. Currently, the California Money Market Series offers Class A shares (CMMS Class A shares). In accordance with the Fund's Declaration of Trust, the Board may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares with respect to the non-money market series, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. With respect to the non-money market series, since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. With respect to California Money Market Series, since Class S shares generally bear higher distribution expenses than Class A CMMS shares, and have a service fee, the liquidation proceeds to shareholders of that class are likely to be lower than to Class A CMMS shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.


     The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of the California Series and the California Income Series of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge and, in certain cases, a contingent deferred sales charge. Class B shares are subject to a contingent-deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares of the California Series and the California Income Series are offered to a limited group of investors at NAV without a sales charge. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the Prospectuses of the California Series and the California Income Series.


     For a description of the methods of purchasing shares of the California Money Market Series, see "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the Prospectus of the California Money Market Series. The information below relates to Direct Purchasers of shares of California Money Market Series. For a description of the procedures for the purchase and redemption of shares of California Money Market Series with respect to Securities Account Participants, see the section "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares--Securities Account Participants" in the Prospectus of such series.


     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund, series, and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Dryden California Municipal Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the series (California, California Income or California Money Market) and the class in which you are investing (Class A, Class B, Class C or Class Z shares for the California and California Income Series and Class A shares for the California Money Market Series).


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

     In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Dryden California Municipal Fund, the series (California, California Income or California Money Market), the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares for the California and California Income Series and Class A shares for the California Money Market Series), your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the California Income Series and the California Series and the Distributor, Class A* shares are sold at a maximum initial sales charge of 3%, Class C shares* are sold with a front-end sales charge of 1%, and Class B* and Class Z shares are sold at NAV. Using the NAV of these series at August 31, 2003, the maximum offering prices of the series' shares are as follows:



                                                                                          CALIFORNIA
                                                                              CALIFORNIA    INCOME
CLASS A                                                                         SERIES      SERIES
                                                                              ----------  ----------
NAV and redemption price per Class A share                                       $ 11.95     10.86
Maximum initial sales charge (3% of offering price)                                  .37       .34
                                                                                 -------     -----
Maximum offering price to public                                                 $ 12.32     11.20
                                                                                 =======     =====

CLASS B
NAV, offering price and redemption price per Class B share*                      $ 11.95     10.86
                                                                                 =======     =====

CLASS C
NAV and redemption price per Class C share*                                      $ 11.95     10.86
Maximum initial sales charge (1% of offering price)                                  .12       .11
                                                                                 -------     -----
Offering price to public                                                         $ 12.07     10.97
                                                                                 =======     =====

CLASS Z
NAV, offering price and redemption price per Class Z share                       $ 11.95     10.86
                                                                                 =======     =====


----------

  * Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the prospectus of each applicable series.


SELECTING A PURCHASE ALTERNATIVE (CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES
ONLY)

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the California Series and California Income
Series:

     If you intend to hold your investment in a series for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.


     If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million of more of Class A shares, you are subject to a 1% CDSC on shares sold within 12 months. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES (CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES ONLY)


     PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply in certain circumstances, as previously noted.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without any sales charge, through the Distributor or the transfer agent, by:

     - officers of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

     - employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the transfer agent

     - employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer


     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     - members of the Board of Directors of Prudential


     - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Pruco or with the transfer agent


     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer


     - investors who have a business relationship with a financial adviser who joined Wachovia Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Wachovia Securities, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase


     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for the services (for example, mutual fund "wrap" or asset allocation programs)

     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy,

Sell and Exchange Shares of the Series--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the applicable prospectus.


     An eligible group of related Fund investors includes any combination of the following:

     - an individual

     - the individual's spouse, their children and their parents

     - the individual's and spouse's Individual Retirement Account (IRA)

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans. The value of shares held in the Strategic Partners mutual funds will also be included in determining the applicable reduction.


     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent).


     For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. The value of shares held in the Strategic Partners mutual funds will also be included in determining the applicable reduction. However, the value of shares held directly with the transfer agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.


     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the transfer agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the California Series or the California Income Series to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the California Series or the California Income Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES


     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through a COMMAND Account or an Investor Account with Pruco Securities; and
(iii) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the transfer agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.

     OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase such Class C shares without paying the initial sales charge.


CLASS Z SHARES

     MUTUAL FUND PROGRAMS. Class Z shares of the California Series and California Income Series also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares of the California Series and California Income Series currently also are available for purchase by the following categories of investors:

     - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

     - current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     - Prudential, with an investment of $10 million or more.


     Class Z shares may also be purchased by qualified state tuition programs (529 plans).

     RIGHTS OF ACCUMULATION. Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price

(net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary--Evaluating Performance" in each series' prospectus.

     The Distributor or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors' holdings.


PAYMENT TO THIRD PARTIES (CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES ONLY)

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price of Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

PAYMENTS TO THIRD PARTIES ACCOUNT MAINTENANCE (CALIFORNIA MONEY MARKET SERIES
ONLY)

     The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

SALE OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time), in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the transfer agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its transfer agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the transfer agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

     REDEMPTION IN KIND. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days, prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis). You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.


CONTINGENT DEFERRED SALES CHARGE


     Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege" below.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                                             CONTINGENT DEFERRED SALES
                                                                               CHARGE AS A PERCENTAGE
                                    YEAR SINCE PURCHASE                      OF DOLLARS INVESTED OR
                                       PAYMENT MADE                            REDEMPTION PROCEEDS
                  --------------------------------------------------------   -------------------------
                  First                                                                  5.0%
                  Second                                                                 4.0%
                  Third                                                                  3.0%
                  Fourth                                                                 2.0%
                  Fifth                                                                  1.0%
                  Sixth                                                                  1.0%
                  Seventh                                                                None


     In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

     The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.


     You must notify the Fund's transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                              REQUIRED DOCUMENTATION
Death                                           A copy of the shareholder's death
                                                certificate or, in the case of a
                                                trust, a copy of the grantor's
                                                death certificate, plus a copy of
                                                the trust agreement identifying the
                                                grantor.

Disability - An individual will be considered   A copy of the Social Security
disabled if he or she is unable to engage in    Administration award letter or a
any substantial gainful activity by reason of   letter from a physician on the
any medically determinable physical or mental   physician's letterhead stating that
impairment which can be expected to result in   the shareholder (or, in the case of
death or to be of long-continued and            a trust, the grantor (a copy of the
indefinite duration.                            trust agreement identifying the
                                                grantor will be required as well))
                                                is permanently disabled. The letter
                                                must also indicate the date of
                                                disability.


     PMFS reserves the right to request such additional documents as it may deem appropriate.

SYSTEMATIC WITHDRAWAL PLAN


     The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

CONVERSION FEATURE--CLASS B SHARES


     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

                         SHAREHOLDER INVESTMENT ACCOUNT


     Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series at net asset value per share. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check to the transfer agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.


EXCHANGE PRIVILEGE (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES CLASS S SHARES)


     Each series makes available to its shareholders the privilege of exchanging their shares of the series for shares of other series of the Fund and certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the series. Shareholders of the series may also exchange their shares for shares of the same class in certain of the Strategic Partners mutual funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.


     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.


     CLASS A. Shareholders of each series may exchange their Class A shares for Class A shares of other series of the Fund or certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:


         Dryden California Municipal Fund
            (California Money Market Series)
         Dryden Government Securities Trust
            (Money Market Series)
            (U.S. Treasury Money Market Series)
         Dryden Municipal Series Fund
            (New Jersey Money Market Series)
            (New York Money Market Series)
         Dryden MoneyMart Assets, Inc.
         Dryden Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of each of the California Income Series and the California Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., (Special Money Fund), a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the California Income Series and the California Series may also be exchanged for shares of Special Money Fund, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the series, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of the California Income Series and the California Series without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.


     Participants in any fee-based program for which a series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


     Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Series--How to Exchange Your Shares--Frequent Trading" in the prospectus.

DOLLAR COST AVERAGING (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES)

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:                          $100,000  $150,000  $200,000  $250,000
          --------------------                          --------  --------  --------  --------
          25 Years                                       $   105   $   158   $   210   $   263
          20 Years                                           170       255       340       424
          15 Years                                           289       438       578       722
          10 Years                                           547       820     1,093     1,366
           5 Years                                         1,361     2,041     2,721     3,402

          See "Automatic Investment Plan (AIP) below."

----------

  (1) Source: The College Board, TRENDS IN COLLEGE PRICING 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

  (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP) (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES CLASS S SHARES)


     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the California Income Series or the California Series by authorizing his or her bank account or Wachovia Securities account (including a Wachovia Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automated Clearing House System.

     Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES CLASS S SHARES)


     A systematic withdrawal plan is available to shareholders through the Distributor, the transfer agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of shares in the shareholder's account. Systematic withdrawals of Class A (in certain cases), Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the prospectus of each applicable Series.

     In the case of shares held through the transfer agent, all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

     The transfer agent, or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholders.


     Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of non-money market series Class A shares and Class C shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan.

HOW TO REDEEM SHARES OF THE CALIFORNIA MONEY MARKET SERIES

     The information below relates to Direct Purchasers of shares of California Money Market Series. For a description of the procedures for redemption of shares of California Money Market Series with respect to Securities Account Participants, see the section "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares: Securities Account Participants" in the Prospectus of such series.


     Redemption orders submitted to and received by PMFS will be effected at the net asset value next determined after receipt of the order. Shareholders of the California Money Market Series (other than Wachovia Securities clients for whom Wachovia Securities has purchased shares of such money market series) may use Check Redemption, Expedited Redemption or Regular Redemption.


     CHECKWRITING REDEMPTION

     Shareholders are subject to the Custodian's rules and regulations governing checkwriting redemption privileges, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available for check redemptions until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified check or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     There is a service charge of $5.00 payable to PMFS to establish the checkwriting redemption privilege and to order checks. The Custodian and the Fund have reserved the right to modify this checkwriting privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.


     The Fund or PMFS may terminate Checkwriting Redemption Privilege at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906.


     EXPEDITED REDEMPTION


     To request an Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:00 p.m., New York time to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906-5015.


     In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by an "eligible guarantor institution" as defined below. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

     To receive further information, investors should contact PMFS at (800) 225-1852.

     REGULAR REDEMPTION


     Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by share certificates, if issued. If the proceeds of the redemption (a) exceed $100,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906-5010. Regular redemption is made by check sent to the shareholder's address of record.

MUTUAL FUND PROGRAMS

     From time to time, the Fund (or a series of the Fund) may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Advisor, or Prudential/Pruco Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE


     The net asset value per share (NAV) of a series is the net worth of such series (assets, including securities at value, minus liabilities) divided by the number of shares of such series outstanding. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the series' NAV, the Fund will value the series' futures contracts generally 15 minutes after the close of regular trading on the NYSE. A series may not compute its NAV on days on which no orders to purchase, sell or exchange series shares have been received or on days on which changes in the value of a Series' portfolio securitires do not affect materially its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities for which market quotations are readily available are valued at their bid quotations. Portfolio Securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser, (or Valuation Committee or Board of Trustees) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Manager or Subadviser, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of series portfolio securities to no longer reflect their value at the time of a series' NAV calculation. On a day that the Manager may determine that one or more of a series' portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the series' NAV and the Manager presents these valuations to the Board for its ratification. Short-term instruments are valued at cost with interest accrued or discount amortized to the date of maturity, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     The California Money Market Series uses the amortized cost method to determine the value of its portfolio securities in accordance with regulations of the Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.


     With respect to the California Money Market Series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with regulations of the Commission. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the California Money Market Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the California Money Market Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the California Money Market Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV.

                             PERFORMANCE INFORMATION

CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES

     YIELD. Each of the California Series and California Income Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period.

     The series' yield is computed according to the following formula:

                                 a - b
                   YIELD = 2[( ---------- +1)(TO THE POWER OF 6) - 1]
                                  cd

Where:   a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.


The California Series' yield for Class A, Class B, Class C and Class Z shares for the 30 days ended August 31, 2003 was 3.23%, 3.08%, 2.81% and 3.58%, respectively. The California Income Series' yield for its Class A, Class B, Class C and Class Z shares for the 30 days ended August 31, 2003 was 3.66%, 3.52%, 3.24% and 4.02%, respectively.


     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


     TAX EQUIVALENT YIELD. The California Series and California Income Series may also calculate the tax equivalent yield over a 30 day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The California Series and California Income Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 2003, the California Series' tax equivalent yield (assuming a federal tax rate of 35%) for Class A, Class B, Class C and Class Z shares was 5.48%, 5.22%, 4.77% and 6.07%, respectively. The California Income Series' tax equivalent yield (assuming a federal tax rate of 35%) for its Class A, Class B, Class C, and Class Z shares for the 30 days ended August 31, 2003 was 6.21%, 5.97%, 5.50% and 6.82%, respectively.

     The following chart shows the tax-equivalent yield of an investment at varying rates:


                                                       A TAX-EXEMPT YIELD OF:
                        3.5%         4.0%         4.5%        5.0%        5.5%         6.0%        6.5%
        FEDERAL
        TAX RATE                                IS EQUIVALENT TO A TAXABLE RATE OF:
          28%           5.36%        6.13%        6.89%       7.66%       8.42%        9.19%       9.95%
          33%           5.76%        6.58%        7.41%       8.23%       9.05%        9.87%      10.70%
          35%           5.94%        6.78%        7.63%       8.48%       9.33%       10.18%      11.03%


     Income earned on this portfolio could be subject to the federal alternative minimum tax. The above information is for illustrative purposes only and is not intended to imply actual performance.

     AVERAGE ANNUAL TOTAL RETURN. Each of the California Series and California Income Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:


                         P(1+T) TO THE POWER OF n = ERV


Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return.
         n = number of years.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return assumes reinvestment of all distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


     The California Series' average annual total returns for the periods ended August 31, 2003 for the Class A, Class B, Class C and Class Z shares are set forth below. The average annual total return for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                        CLASS A                CLASS B                    CLASS C                           CLASS Z
                   -----------------    --------------------  ----------------------------------  -------------------------------
                   ONE   FIVE    TEN    ONE     FIVE    TEN    ONE    FIVE    FROM     INCEPTION  ONE   FIVE    FROM    INCEPTION
                   YEAR  YEARS  YEARS   YEAR    YEARS  YEARS   YEAR   YEAR  INCEPTION    DATE     YEAR  YEARS INCEPTION   DATE
                  -----  -----  -----   ----    -----  -----  ------  ----  ---------  ---------  ----  ----- ---------  --------
Average Annual
  Total Return    -1.04% 4.01%  5.01%  -3.10%   4.21%  5.00%  -0.47%  3.91%   5.28%    8/1/94     2.27% 4.88%    6.02%   9/18/96

Average Annual
  Total Return
  without
  Subsidy
  /Waiver*        -1.04% 4.01%  5.00%  -3.10%   4.21%  4.98%  -0.47%  3.91%   5.27%    8/1/94     2.27% 4.88%    6.01%  9/18/96


----------
  *Effective June 1, 1999, PI discontinued its voluntary waiver of its management fee.


     The California Income Series' average annual total returns for the periods ended August 31, 2003 for the Class A, Class B, Class C and Class Z shares are set forth below. The average annual total return for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                   CLASS A                     CLASS B                        CLASS C                       CLASS Z
              ------------------ --------------------------------  ------------------------------- -------------------------------
              ONE   FIVE    TEN  ONE    FIVE    FROM    INCEPTION  ONE   FIVE    FROM    INCEPTION  ONE  FIVE     FROM   INCEPTION
              YEAR  YEARS  YEARS YEAR   YEARS INCEPTION   DATE     YEAR  YEARS INCEPTION    DATE   YEAR  YEARS  INCEPTION   DATE
             -----  -----  ----- ----  -----  --------- ---------  ----  ----- --------- --------  ----- -----  --------- ---------
Average
  Annual
  Total
  Return     -0.87% 3.66% 5.49% -2.95% 3.86%   5.42%    12/7/93  -0.30% 3.56%   5.46%    8/1/94   2.45% 4.54%   6.02%    9/18/96

Average
  Annual
  Total
  Return
  without
  Subsidy/
  Waiver*    -0.87% 3.66% 5.37% -2.95% 3.86%   5.31%    12/7/93  -0.30% 3.56%   5.38%    8/1/94   2.45% 4.54%    6.00%   9/18/96


----------
   *Effective June 1, 1999, PI discontinued its voluntary waiver of its management fee.

           AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS).


     Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.


     Average annual total return (after taxes on distributions) is computed according to the following formula:


                        P(1+T)(TO THE POWER OF n) = ATV (SUB D)


Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions).
         n = number of years.
         ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


     The California Series' average annual total returns (after taxes on distributions) for the periods ended August 31, 2003 for the Class A, Class B, Class C and Class Z shares are set forth below. The average annual total return (after taxes on distributions) for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return (after taxes on distributions) for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                      CLASS A               CLASS B                        CLASS C                            CLASS Z
                --------------------  --------------------  -----------------------------------  ---------------------------------
                 ONE    FIVE    TEN    ONE    FIVE    TEN    ONE    FIVE     FROM     INCEPTION  ONE    FIVE     FROM    INCEPTION
                 YEAR   YEARS  YEARS   YEAR   YEARS  YEARS   YEAR   YEARS  INCEPTION    DATE     YEAR   YEARS  INCEPTION   DATE
                ------  -----  -----  ------  -----  -----  ------  -----  ---------  ---------  -----  -----  --------- ---------
Average Annual
 Total Return   -1.18%  3.94%  4.95%  -3.24%  4.14%  4.93%  -0.60%  3.84%      5.24%  8/1/94     2.13%  4.80%      5.97% 9/18/96

Average Annual
 Total Return
  without
  Subsidy/
  Waiver*       -1.18%  3.94%  4.93%  -3.24%  4.14%  4.91%  -0.60%  3.84%      5.22%  8/1/94     2.13%  4.80%      5.95% 9/18/96


----------
   *Effective June 1, 1999, PI discontinued its voluntary waiver of its management fee.


     The California Income Series' average annual total returns (after taxes on distributions) for the periods ended August 31, 2003 for the Class A, Class B, Class C and Class Z shares are set forth below. The average annual total return (after taxes on distributions) for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return (after taxes on distributions) for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                   CLASS A                   CLASS B                         CLASS C                           CLASS Z
            -------------------- -------------------------------- -------------------------------- --------------------------------
             ONE    FIVE    TEN  ONE    FIVE    FROM    INCEPTION  ONE   FIVE    FROM    INCEPTION  ONE  FIVE     FROM    INCEPTION
             YEAR   YEARS  YEARS YEAR   YEARS INCEPTION   DATE     YEAR  YEARS INCEPTION    DATE   YEAR  YEARS  INCEPTION   DATE
            ------  -----  ----- ------ ----- --------- --------- ------ ----- --------- --------- ----  -----  --------- ---------
Average
 Annual
 Total
 Return     - 0.87%  3.65% 5.44% - 2.95% 3.85%     5.41% 12/7/93  - 0.30% 3.55%     5.45% 8/1/942   .45%  4.53%      6.01% 9/18/96

Average
 Annual
 Total
 Return
  without
 Subsidy/
 Waiver*    - 0.87%  3.65%  5.32%- 2.95% 3.85%     5.30% 12/7/93  - 0.30% 3.55%     5.37% 8/1/942   .45%  4.53%      5.99% 9/18/96


----------

   *Effective June 1, 1999, PI discontinued its voluntary waiver of its management fee.

    AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                                 P(1+T) (TO THE POWER OF n) = ATV SUB DR

Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemption).
         n = number of years.
         ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.


     Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and any federal income taxes that may be payable upon redemption, but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.

     The California Series' average annual total returns (after taxes on distributions and redemption) for the periods ended August 31, 2003 for the Class A, Class B, Class C and Class Z shares are set forth below. The average annual total return (after taxes on distributions and redemption) for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return (after taxes on distributions and redemption) for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                                      CLASS A                    CLASS B
                               ----------------------  --------------------------
                                ONE     FIVE     TEN      ONE      FIVE     TEN
                               YEAR    YEARS    YEARS    YEAR     YEARS    YEARS
                               ----    -----    -----    -----    -----    -----
Average Annual Total Return    1.08%    4.11%    5.00%  -0.22%    4.25%    4.94%
Average Annual Total Return
  without Subsidy/Waiver*      1.08%    4.11%    4.98%  -0.22%    4.25%    4.92%

                                            CLASS C                                  CLASS Z
                               -----------------------------------    -----------------------------------------
                                ONE     FIVE     FROM    INCEPTION     ONE      FIVE      FROM        INCEPTION
                               YEAR    YEARS  INCEPTION    DATE       YEAR     YEARS    INCEPTION        DATE
                               ----    -----  ---------  ---------    ----     -----    ---------     ---------
Average Annual Total Return    1.28%    3.95%      5.16%   8/1/94     3.27%     4.88%        5.88%     9/18/96
Average Annual Total Return
  without Subsidy/Waiver*      1.28%    3.95%      5.14%   8/1/94     3.27%     4.88%        5.87%     9/18/96


----------
   *Effective June 1, 1999, PI discontinued its voluntary waiver of its management fee.


     The California Income Series' average annual total returns (after taxes on distributions and redemption) for the periods ended August 31, 2003 for the Class A, Class B, Class C and Class Z shares are set forth below. The average annual total return (after taxes on distributions and redemption) for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return (after taxes on distributions and redemption) for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                                            CLASS A                              CLASS B
                                  -------------------------    ------------------------------------------
                                   ONE       FIVE      TEN        ONE      FIVE      FROM       INCEPTION
                                  YEAR      YEARS     YEARS      YEAR     YEARS    INCEPTION       DATE
                                  ----      -----     -----    ------     -----    ---------    ---------
Average Annual Total Return        1.10%     3.85%     5.44%   -0.23%     3.98%        5.36%    12/7/93
Average Annual Total Return
  without Subsidy/Waiver*          1.10%     3.85%     5.32%   -0.23%     3.98%        5.25%    12/7/93

                                                    CLASS C                                    CLASS Z
                                  ---------------------------------------    ---------------------------------------
                                   ONE     FIVE       FROM      INCEPTION     ONE     FIVE      FROM       INCEPTION
                                  YEAR    YEARS    INCEPTION       DATE      YEAR    YEARS    INCEPTION      DATE
                                  ----    -----    ---------    ---------    ----    -----    ---------    ---------
Average Annual Total Return       1.28%    3.68%        5.36%     8/1/94     3.29%    4.63%        5.90%    9/18/96
Average Annual Total Return
  without Subsidy/Waiver*         1.28%    3.68%        5.27%     8/1/94     3.29%    4.63%        5.89%    9/18/96


----------
   *Effective June 1, 1999, PI discontinued its voluntary waiver of its management fee.

     AGGREGATE TOTAL RETURN. Each of the California Series and California Income Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. Aggregate total return represents the cumulative change in the value of an investment in one of the Series and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:   P = a hypothetical initial payment of $1,000.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The California Series' aggregate total returns for the periods ended August 31, 2003 are set forth below. The aggregate total return for the since inception period is provided for each class the inception date of which is after September 1, 1993. The aggregate total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                                   CLASS A                    CLASS B
                            ----------------------    ----------------------
                             ONE     FIVE     TEN      ONE      FIVE     TEN
                            YEAR    YEARS    YEARS    YEAR     YEARS   YEARS
                            ----    -----    -----    ----     -----   -----
Aggregate Total Return      2.02%   25.47%   68.14%   1.76%   23.87%   62.85%
Aggregate Total Return
  without Subsidy/Waiver*   2.02%   25.47%   67.86%   1.76%   23.87%   62.57%

                                           CLASS C                             CLASS Z
                            ------------------------------------  ------------------------------------
                             ONE     FIVE    FROM      INCEPTION   ONE    FIVE     FROM      INCEPTION
                            YEAR    YEARS  INCEPTION      DATE    YEAR    YEARS  INCEPTION     DATE
                            ----    -----  ---------   ---------  ----    -----  ---------   ---------
Aggregate Total Return      1.51%   22.35%     61.26%    8/1/94   2.27%   26.87%   50.17%     9/18/96
Aggregate Total Return
  without Subsidy/Waiver*   1.51%   22.35%     60.99%    8/1/94   2.27%   26.87%   50.04%     9/18/96


----------
   *Effective June 1, 1999, PI discontinued its voluntary waiver of its management fee.

     The California Income Series' aggregate total returns for the periods ended August 31, 2003 are set forth below. The aggregate total return for the since inception period is provided for each class the inception date of which is after September 1, 1993. The aggregate total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                                    CLASS A                           CLASS B
                            ----------------------    -------------------------------------
                             ONE     FIVE     TEN      ONE      FIVE     FROM     INCEPTION
                            YEAR    YEARS    YEARS    YEAR     YEARS   INCEPTION    DATE
                            ----    -----    -----    ----    ------   ---------  ---------
Aggregate Total Return      2.20%   23.41%   75.91%   1.94%   21.82%       67.08%  12/7/93
Aggregate Total Return
  without Subsidy/Waiver*   2.20%   23.41%   73.97%   1.94%   21.82%       65.39%  12/7/93

                                          CLASS C                                CLASS Z
                            -----------------------------------   -------------------------------------
                             ONE     FIVE     FROM    INCEPTION    ONE     FIVE     FROM      INCEPTION
                            YEAR    YEARS  INCEPTION    DATE      YEAR    YEARS   INCEPTION     DATE
                            ----    -----  ---------  ---------   ----    -----   ---------   ---------
Aggregate Total Return      1.69%   20.31%     63.75%   8/1/94    2.45%   24.88%      50.11%    9/18/96
Aggregate Total Return
  without Subsidy/Waiver*   1.69%   20.31%     62.54%   8/1/94    2.45%   24.88%      49.97%    9/18/96


----------
   *Effective June 1, 1999, PI discontinued its voluntary waiver of its management fee.

CALIFORNIA MONEY MARKET SERIES


     The California Money Market Series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the California Money Market Series' portfolio and its operating expenses. The California Money Market Series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The California Money Market Series' annualized seven-day current yield and effective annual yield for Class A shares as of August 31, 2003 was 0.17% and 0.17%, respectively. Class S shares of California Money Market Series are not currently offered, therefore no yield data is available.

     The California Money Market Series may also calculate its tax equivalent yield over a 7 day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The California Money Market Series' 7-day tax equivalent yield for Class A shares (assuming a federal tax rate of 35.0%) as of August 31, 2003 was 0.29%.


     Comparative performance information may be used from time to time in advertising or marketing the California Money Market Series' shares, including data from Lipper Analytical Services, Inc., IBC/ Donoghue's Money Fund Report or other industry publications.

     The California Money Market Series' yield fluctuates, and an annualized yield quotation is not a representation by the California Money Market Series as to what an investment in the California Money Market Series will actually yield for any given period. Yield for the California Money Market Series will vary based on a number of factors including changes in market conditions, and level of interest rates and the level of California Money Market Series income and expenses.


     ADVERTISING. Advertising materials for each series may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Series' manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for each series' also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.


     From time to time, advertising materials for each series' may include information concerning retirement and investing for retirement, may refer to the approximate number of series' shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.


     A series also may include comparative performance information in advertising or marketing the series' shares. Such performance information may include data from Lipper Inc. (Lipper), MorningStar Publications, Inc. (MorningStar), iMoney Net, Inc., other industry publications, business periodicals and market indexes.

     Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

[CHART]

                    PERFORMANCE COMPARISON OF DIFFERENT TYPES
                        OF INVESTMENTS OVER THE LONG-TERM
                             (12/31/1926 - 12/31/2002)

                             Common Stocks            10.2%
                             Long-Term Gov't. Bonds    5.5%
                             Inflation                 3.1%

----------
(1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1999
            Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTIONS

     All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically reinvested in additional Fund shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared as of the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last previous business day on which the Fund is open for business. Accordingly, a shareholder of a series who redeems his or her shares effective as of 4:00 p.m. New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor in a series whose purchase order is effective as of 4:00 p.m. New York time, on a Friday does not begin earning dividends until the following business day. For series other than California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily. For the California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily plus/minus any capital gains/losses.

     Realized net capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically reinvested in additional shares of the series.

     The per share dividends on Class B and Class C shares of the California Series and the California Income Series will generally be lower than the per share dividends on Class A and Class Z shares of the California Series and the California Income Series, respectively, as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share dividends on Class S shares of the California Money Market Series will generally be lower than the per share dividends on Class A shares of the California Money Market Series, as a result of the higher distribution-related fee and the service fee applicable with respect to the Class S shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "Net Asset Value" above.

     Annually, the Fund will mail to shareholders information regarding the tax status of distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

     Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.

     Each series of the Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during the taxable year which it distributes to its shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company under the Internal Revenue Code, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (including tax-exempt interest income but without offset for losses from the sale or other disposition of stock, securities, or foreign currency) from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the series is represented by cash, and cash items, U.S. government securities or the securities of other regulated investment companies and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its net investment income, including net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax exempt interest income in each taxable year.

     Qualification of the Fund as a regulated investment company under the Internal Revenue Code will be determined at the level of each series and not at the level of the Fund. Accordingly, the determination of whether any particular series qualifies as a regulated investment company will be based on the activities of that series, including the purchases and sales of securities and the income received and expenses incurred in that series. For federal income tax purposes, the California Income Series utilized approximately $3,463,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2003. The California Income Series had no remaining capital loss carryforward as of August 31, 2003. For federal income tax purposes, the accumulated undistributed earnings on a tax basis for the California Series was $32,438 of tax exempt income (including a timing difference of $85,756 for dividends payable), $122,944 of ordinary income and $524,991 of longterm capital gain in the fiscal year ended August 31, 2003.


     Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Substitute payments in lieu of interest received with respect to loaned tax-exempt securities will not be tax exempt. Interest from "specified" private activity bonds, activity bonds issued after August 6, 1986, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders, shareholders may be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income (determined without regard to such adjustment and the alternative minimum tax net operating loss deduction). Exempt-interest dividends must also be taken into account in determining (i) the branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations and (ii) the tax liability of subchapter S corporations with accumulated C corporation earnings and profits. AMT generally is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Fund.


     Distributions of taxable net investment income and of the excess of net short-term capital gain over the net long-term capital loss are taxable to shareholders as ordinary income and will not constitute "qualified dividend income" eligible for long-term capital gain rates. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.


     Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of net capital gains and losses, the identification of those gains and losses as short-term or long-term and the netting thereof and the determination of the amount and nature (taxable or tax-exempt) of dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred by that series.

     Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any accrued "market discount." Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the series for the security. Original issue discount that accrues in a taxable year is treated as income earned by a series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the series in a taxable year may not be represented by cash income, the series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

     Each series' gains and losses on the sale, lapse, or termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration. Each series may also have short-term gains and losses associated with closing transactions with respect to call options written by such series. If call options written by a series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the series, and the character of the capital gain or loss on the sale of the futures contract as long-term or short-term depends on the contract's holding period.

     Upon the exercise of a put held by a series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the futures contract, bond or note. However, the purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. In certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise of the put is short-term capital gain. Furthermore, under similar circumstances, loss on the exercise of the put is long-term capital loss regardless of the holding period of the property sold pursuant to the put. If a put is sold prior to its exercise or expiration, any gain or loss recognized by a series is long- or short-term capital gain or loss, depending upon the holding period for the put. If a put expires unexercised, a series would realize short-term or long-term capital loss, depending on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used upon its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

     If put options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration.


     Many futures and forward contracts entered into by a series and listed nonequity options purchased by a series (including options on debt securities and options on futures contracts), will be governed by section 1256 of the Internal Revenue Code ("Section 1256 Contracts"). Notwithstanding the discussion of gains and losses with respect to call and put options above, absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60 percent long-term and 40 percent short-term capital gain or loss, and, on the last business day of a series' fiscal year, all outstanding Section 1256 Contracts will be marked to market (I.E., treated as if such positions were closed out at their fair market value price on such day), with any resulting gain or loss recognized as 60 percent long-term and 40 percent short-term capital gain or loss. A series may be required to defer the recognition of losses on certain of its positions to the extent of any unrecognized gains on a related position held by the series.


     Positions of a series which consist of at least one position not governed by Section 1256 and at least one Section 1256 Contract which substantially diminishes that series' risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist which may reduce or eliminate the impact of these rules. Each series may consider making such elections.

     Notwithstanding any of the foregoing, a series is required to recognize gain from a constructive sale of certain "appreciated financial positions" if a series enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to an appreciated financial position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests in (including options, futures and forward contracts with respect to and short sales of) certain debt instruments.

     Similarly, if a series enters into a short sale of property that becomes substantially worthless, the series will be required to recognize gain at that time as though it had closed the short sale.

     Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a series' net investment in the transaction and: (1) the transaction consists of the acquisition of property by the series and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of
Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the series on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120 percent of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a series has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the series' shareholders.

     The federal income tax rules governing the taxation of interest rate swaps are not entirely clear, and may require a series to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund does not anticipate that its activities in this regard will affect the qualification of any series as a regulated investment company.

     Any net capital gains (I.E., the excess of capital gains from the sale of assets held for more than 1 year over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term federal capital gains rate for individuals with respect to capital gains recognized by a series is generally 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     If any net capital gains are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their series shares or refund by the differences between their PRO RATA share of such gains and of the federal income taxes paid by the series on such gains.


     Any gain or loss realized upon a sale, redemption or exchange of shares of a series by a shareholders who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than one year.

     Any short-term capital loss realized upon the sale, redemption or exchange of shares within 6 months from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Any loss realized upon the sale, redemption or exchange of shares within 6 months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.

     Any loss realized on a sale, redemption or exchange of shares of a series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61 day period (beginning 30 days before and ending 30 days after the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).

     The tax consequences to foreign shareholders entitled to claim the benefits of an applicable income tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to particular tax consequences resulting from their investment in the Fund.

     Under certain circumstances, a shareholder who acquires shares of a series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected. In such case, each series would reevaluate its investment objective and policies.


     All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, taxable distributions from the Fund, including the proceeds from the redemption or exchange of shares, are subject to withholding of federal income tax currently at a rate of 28% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their correct taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.


     Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

CALIFORNIA TAXATION

     In any year in which each series qualifies as a regulated investment company under the Internal Revenue Code (as in effect January 1, 2001) and is exempt from federal income tax under such rules, (i) such series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii) provided 50% or more of the value of the total assets of such series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, such series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

     Individual and corporate shareholders of a series who reside in California will not be subject to California personal income tax or California corporate income tax on distributions received from the series to the extent such distributions are attributable to interest received by the series during its taxable year on obligations which (when held by an individual) pay interest that is exempt from taxation under California law. Distributions from such series which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax.

     The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by a series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

     Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the alternative minimum tax.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a series will not be deductible for California personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, any loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

     Shares of the Fund will not be subject to the California property tax.

     The foregoing is only a summary of some of the important California income tax considerations generally affecting the Fund and its shareholders. The Fund has obtained an opinion of its California tax counsel which confirms these state tax consequences for California resident individuals and corporations. No attempt is made to present a detailed explanation of the California personal income tax treatment of a series or its shareholders, and this discussion is not intended as a substitute for careful planning. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investments in the Fund and their own California tax situation.

                              FINANCIAL STATEMENTS


     Each series' financial statements for the fiscal year ended August 31, 2003, incorporated in this SAI by reference to such series' 2003 annual report to shareholders (File No. 811-4024), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of each series' annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION


     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not worK for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION


     Standard Deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

[CHART]

VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/2002

           SMALL STOCKS    COMMON STOCKS      LONG-TERM BONDS      TREASURY BILLS     INFLATION
  1926
  1936
  1946
  1956
  1966
  1976
  1986
  1996
  2002     $      6,816    $       1,775      $             60     $           17     $      10

----------
Source: Ibbotson Associates. All rights reserved. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1992 through 2002. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


YEAR                    1992     1993     1994      1995     1996     1997     1998     1999      2000     2001     2002
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                  7.2%    10.7%    (3.4)%    18.4%     2.7%     9.6%    10.0%   (2.56)%   13.52%    7.23%   11.50%
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)             7.0%     6.8%    (1.6)%    16.8%     5.4%     9.5%     7.0%    1.86%    11.16%    8.22%    8.75%
-------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)        8.7%    12.2%    (3.9)%    22.3%     3.3%    10.2%     8.6%   (1.96)%    9.39%   10.40%   10.52%
-------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)                 15.8%    17.1%    (1.0)%    19.2%    11.4%    12.8%     1.6%    2.39%    (5.86)%   5.28%   (1.41)%
-------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS5                    4.8%    15.1%     6.0%     19.8%     4.1%    (4.3)%    5.3%   (5.07)%   (2.63)%  (3.54)%  21.99%
=========================================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT          11.0%    10.3%     9.9%      5.5%     8.7%    17.1%     8.4%    7.46%    19.10%   13.94%   23.40%
-------------------------------------------------------------------------------------------------------------------------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

[CHART]

         LONG-TERM U.S. TREASURY BOND YIELD IN PERCENTAGE (1926 - 2002)

              1926
              1936
              1946
              1956
              1966
              1976
              1986
              1996
              2002

----------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-2002. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.


[CHART]

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 12.7 TRILLION

        U.S.             56.2%
        Europe           29.7%
        Pacific Basin    11.8%
        Canada            2.3%

----------

Source: Morgan Stanley Capital International, December 31, 2002. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

     This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through December 31, 2002. It does not represent the performance of any Prudential mutual fund.


[CHART]

           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                  (12/31/1986 - 12/31/2002 --- IN U.S. DOLLARS)

                         Denmark             10.58%
                         Hong Kong           10.44%
                         USA                 10.25%
                         Netherlands         10.00%
                         United Kingdom       9.48%
                         Switzerland          9.46%
                         Sweden               9.41%
                         Belgium              8.64%
                         Spain                8.55%
                         Europe               8.03%
                         France               7.56%
                         Australia            7.07%
                         Canada               6.86%
                         Norway               6.49%
                         Austria              4.00%
                         Germany              3.94%
                         Italy                2.39%
                         Japan               -1.21%

----------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/02. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

[CHART]

                CAPITAL APPRECIATION
                AND REINVESTING DIVIDENDS     CAPITAL APPRECIATION ONLY
        1977            $  10,000                       $   10,000
                        $   9,507                       $    9,381
                        $  10,316                       $   10,045
                        $  11,210                       $   10,782
                        $  10,658                       $   10,106
                        $  11,414                       $   10,682
                        $  11,725                       $   10,821
                        $  12,622                       $   11,495
                        $  12,640                       $   11,350
                        $  12,119                       $   10,735
                        $  13,754                       $   12,013
                        $  15,297                       $   13,192
                        $  16,748                       $   14,275
                        $  16,979                       $   14,301
                        $  16,589                       $   13,797
                        $  14,891                       $   12,217
                        $  15,924                       $   12,886
                        $  14,760                       $   11,773
                        $  14,677                       $   11,526
                        $  16,368                       $   12,662
        1982            $  19,354                       $   14,789
                        $  21,293                       $   16,084
                        $  23,657                       $   17,677
                        $  23,625                       $   17,463
                        $  23,720                       $   17,343
                        $  23,152                       $   16,738
                        $  22,557                       $   16,107
                        $  24,744                       $   17,466
                        $  25,208                       $   17,586
                        $  27,523                       $   18,997
                        $  29,542                       $   20,174
                        $  28,332                       $   19,146
                        $  33,206                       $   22,217
                        $  37,889                       $   25,121
                        $  40,123                       $   26,376
                        $  37,324                       $   24,324
                        $  39,404                       $   25,465
                        $  47,817                       $   30,673
                        $  50,218                       $   31,966
                        $  53,530                       $   33,841
        1987            $  41,473                       $   25,981
                        $  43,826                       $   27,223
                        $  46,738                       $   28,759
                        $  46,897                       $   28,592
                        $  48,341                       $   29,203
                        $  51,767                       $   31,006
                        $  56,328                       $   33,436
                        $  62,351                       $   36,714
                        $  63,632                       $   37,161
                        $  61,718                       $   35,746
                        $  65,592                       $   37,647
                        $  56,589                       $   32,182
                        $  61,654                       $   34,723
                        $  70,595                       $   39,455
                        $  70,427                       $   39,028
                        $  74,184                       $   40,784
                        $  80,397                       $   43,858
                        $  78,370                       $   42,449
                        $  79,857                       $   42,917
                        $  82,376                       $   43,933
        1992            $  86,514                       $   45,816
                        $  90,290                       $   47,494
                        $  90,722                       $   47,374
                        $  93,059                       $   48,258
                        $  95,215                       $   49,048
                        $  91,610                       $   46,873
                        $  91,993                       $   46,716
                        $  96,482                       $   48,653
                        $  96,465                       $   48,292
                        $ 105,847                       $   52,651
                        $ 115,937                       $   57,282
                        $ 125,144                       $   61,452
                        $ 132,672                       $   64,767
                        $ 139,792                       $   67,876
                        $ 146,058                       $   70,518
                        $ 150,574                       $   72,272
                        $ 163,114                       $   77,891
                        $ 167,496                       $   79,613
                        $ 196,711                       $   93,075
                        $ 211,444                       $   99,609
        1997            $ 217,514                       $  102,043
                        $ 247,833                       $  115,852
                        $ 256,062                       $  119,226
                        $ 230,649                       $  106,941
                        $ 279,721                       $  129,257
                        $ 293,651                       $  135,265
                        $ 314,312                       $  144,344
                        $ 294,735                       $  134,880
                        $ 338,555                       $  154,495
                        $ 346,308                       $  157,579
                        $ 337,110                       $  152,955
                        $ 333,843                       $  151,053
                        $ 307,740                       $  138,831
                        $ 271,278                       $  122,012
                        $ 287,144                       $  128,751
                        $ 245,013                       $  109,457
                        $ 271,193                       $  120,723
                        $ 271,940                       $  120,651
                        $ 235,528                       $  104,082
                        $ 194,862                       $   85,730
        2002            $ 211,280                       $   92,515

----------
Source: Lipper Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

           APPENDIX III--INFORMATION RELATING TO PORTFOLIO SECURITIES

CREDIT QUALITY

                                    DURATION

                   SHORT                  INTERMEDIATE             LONG
           --------------------------------------------------------------------
           MONEY MARKET FUNDS         GOVERNMENT INCOME    NATIONAL MUNICIPALS
                                                             MUNI INSURED
     HIGH                                                  SINGLE STATES CA,
                                                               FL, NJ,PA
           ULTRA SHORT BOND FUND      GLOBAL TOTAL RETURN

           SHORT-TERM CORPORATE BOND  TOTAL RETURN BOND     MUNI HIGH INCOME

     MED
                                                               CA INCOME

                                         HIGH YIELD
     LOW

     The following chart shows where the series fit in the Prudential Fund Family in terms of the duration of their portfolio securities.

     The California Municipal Fund--California Series may provide: (i) lower yield and total return than Prudential's Municipal Bond Fund--High Income Series and California Municipal Series Fund--California Income Series, but with higheR overall quality.

     The California Municipal Fund--Income Series may provide (i) higher yield and total return than Prudential's Municipal Bond Fund--Insured Series, National Municipals Fund, Municipal Series Fund and California Series, but with lower overall quality.

     California Municipal Fund--Money Market Series may provide lower yield and total return than other Prudential Bond Funds but with higher overall quality.

     Currently, each of the California Series and the Income Series are maintaining a long-term duration. The Money Market Series is currently maintaining a short-term duration.

                                      III-1

              APPENDIX IV--PROXY VOTING POLICIES OF THE SUBADVISER

     A copy of the proxy voting policies of the Fund's Subadviser follows:


                             PIM PROXY VOTING POLICY

     The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships WILL NOT influence voting.

     Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

     A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

     In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                  VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

PRUDENTIAL PUBLIC FIXED INCOME

     As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     -  a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

PRUDENTIAL QUANTITATIVE MANAGEMENT

     This asset management unit invests with the expectation of replicating the performance of broad based equity indexes. As a result, there is little direct consideration of individual proxies. Generally, when a proxy is received, this unit will vote in accordance with a pre-determined set of votes, in most cases based on the recommendations of a proxy voting service such as IRRC. On the rare occasion that a proxy proposal falls outside the pre-determined voting policy, the financial impact of the proposal will be evaluated on a case-by-case basis.

PRUDENTIAL REAL ESTATE INVESTORS

     As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     -  a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

PRUDENTIAL CAPITAL GROUP

     As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

         (a) (1) Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)

             (2) Amended and Restated Certificate of Designation. (Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)


             (3) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit a(3) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).

         (b) Amended and Restated By-Laws of the Registrant.*


         (c) (1) Specimen receipt for shares of beneficial interest, $.01 par value, of the California Income Series. (Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).)

             (2) Specimen receipt for shares of beneficial interest, $.01 par value, of the California Series. (Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).)

             (3) Specimen receipt for shares of beneficial interest, $.01 par value, of California Money Market Series. (Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).)


         (d) (1) Management Agreement between the Registrant and Prudential Investment LLC.*

             (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc.*


         (e) Distribution Agreement between the Registrant and Prudential Investment Management Services LLP. Incorporated by reference to
             Exhibit 6 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91215).

         (f) Not applicable.

         (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).)

             (2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 39 to Registration Statement on Form N 1A filed via EDGAR on December 23, 1999 (File No 2-91215).)

             (3) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A filed via EDGAR on November 1, 2001 (File No. 2-91215).


             (4) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(4) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).


         (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).)

             (2) Amendment to Transfer Agency Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No 2-91215).)


             (3) Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit h(3) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).

             (4) Service Agreement between the Registrant and Pruco Securities Corporation. Incorporated by reference to Exhibit h(4) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).

             (5) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.).*


         (i) (1) Opinion and Consent of Counsel. (Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A filed via EDGAR November 3, 2000. (File No. 2-91215).)

             (2) Consent of Counsel.*

         (j) Consent of PricewaterhouseCoopers LLP.*

         (k) Not applicable.

         (l) Not applicable.

         (m) (1) Distribution and Service Plan with respect to Class A shares of California Money Market Series. (Incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)

             (2) Distribution and Service Plan for Class A shares. (Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)

             (3) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91215).)

             (4) Distribution and Service Plan for Class C shares. (Incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)


             (5) Distribution Plan for Class S shares of California Money Market Series. Incorporated by reference to Exhibit m(5) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).


         (n) (1) Amended and Restated Rule 18f-3 Plan. (Incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)


             (2) Rule 18f-3 Plan dated August 15, 2002. Incorporated by reference to Exhibit n(2) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).

             (3) Amended and Restated Rule 18f-3 Plan of Registrant.*

         (p) (1) Code of Ethics of the Registrant dated September 4, 2002. Incorporated by reference to Exhibit p(1) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).

             (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Services, LLC, Prudential Investments LLC and Prudential Investment Management, Inc. dated September 4, 2002. Incorporated by reference to Exhibit p(2) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).

         (q) (1) Powers of Attorney dated August 1, 2003.*

             (2) Powers of Attorney dated August 1, 2003.*


----------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

   None.

ITEM 25. INDEMNIFICATION.

   Article V, Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust (or the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person other than the Trust or applicable series thereof or its shareholders, in connection with Trust property or the property of any series thereof or the affairs of the Trust or any series thereof, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and shall reimburse such shareholder for all expenses reasonably related thereto.


   As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to
Article XI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, any individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust), shall be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.


   The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.


   Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

   (a) Prudential Investments LLC (PI)

   See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.


   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.



NAME AND ADDRESS                           POSITION WITH PI                           PRINCIPAL OCCUPATIONS
----------------                           ----------------                           ---------------------
Robert F. Gunia                            Executive Vice President and Chief         Executive Vice President, and Chief
                                            Administrative Officer                     Administrative Officer, PI; Vice
                                                                                       President, Prudential; President, PIMS;
                                                                                       Executive Vice President, Chief
                                                                                       Administrative Officer and Director of
                                                                                       American Skandia Investment Services,
                                                                                       Inc.; Executive Vice President and
                                                                                       Director of American Skandia Fund
                                                                                       Services, Inc.; Executive Vice
                                                                                       President, Chief Administrative Officer
                                                                                       and Director of American Skandia
                                                                                       Advisory Services, Inc.

William V. Healey                          Executive Vice President and Chief Legal   Executive Vice President, and Chief
                                            Officer                                    Legal Officer, PI; Vice President and
                                                                                       Associate General Counsel, Prudential;
                                                                                       Senior Vice President, Chief Legal
                                                                                       Officer and Secretary, PIMS; Executive
                                                                                       Vice President and Chief Legal Officer
                                                                                       of American Skandia Investment
                                                                                       Services, Inc., Executive Vice
                                                                                       President and Chief Legal Officer of
                                                                                       American Skandia Fund Services, Inc.;
                                                                                       Executive Vice President and Chief
                                                                                       Legal Officer of American Skandia
                                                                                       Advisory Services, Inc.

Keithe L. Kinne                            Executive Vice President                   Executive Vice President, PI; Executive
                                                                                       Vice President and Director of American
                                                                                       Skandia Investment Services, Inc. and
                                                                                       Executive Vice President and Director
                                                                                       of American Skandia Advisory Services,
                                                                                       Inc.

Kevin B. Osborn                            Executive Vice President                   Executive Vice President, PI; Executive
                                                                                       Vice President and Director of American
                                                                                       Skandia Investment Services, Inc. and
                                                                                       Executive Vice President and Director
                                                                                       of American Skandia Advisory Services,
                                                                                       Inc.

Stephen Pelletier                          Executive Vice President                   Executive Vice President, PI

Judy A. Rice                               Officer in Charge, President, Chief        Officer-in-Charge, President, Chief
                                            Executive Officer and Chief Operating      Executive Officer and Chief Operating
                                            Officer                                    Officer; Officer-in-Charge, Director,
                                                                                       President, Chief Executive Officer and
                                                                                       Chief Operating Officer of American
                                                                                       Skandia Investment Services, Inc.,
                                                                                       Officer-in-Charge, Director, President
                                                                                       and Chief Executive Officer of American
                                                                                       Skandia Fund Services, Inc.;
                                                                                       Officer-in-Charge, Director, President,
                                                                                       Chief Executive Officer and Chief
                                                                                       Operating Officer of American Skandia
                                                                                       Advisory Services, Inc.

NAME AND ADDRESS                           POSITION WITH PI                           PRINCIPAL OCCUPATIONS
----------------                           ----------------                           ---------------------
Philip N. Russo                            Executive Vice President, Chief            Executive Vice President, Chief
                                            Financial Officer and Treasurer            Executive Officer and Treasurer, PI;
                                                                                       Director of Jennison Associates, LLC;
                                                                                       Executive Vice President and Director
                                                                                       of American Skandia Investment
                                                                                       Services, Inc. and Executive Vice
                                                                                       President and Director of American
                                                                                       Skandia Advisory Services, Inc.

Lynn M. Waldvogel                          Executive Vice President                   Executive Vice President, PI; Chief
                                                                                       Financial Officer and Director of
                                                                                       American Skandia Fund Services, Inc.;
                                                                                       Executive Vice President, Chief
                                                                                       Financial Officer and Director of
                                                                                       American Skandia Advisory Services,
                                                                                       Inc.


   (b) Prudential Investment Management, Inc. (PIM)

   See "How the Series is Managed--Investment Adviser" in the Prospectuses constituting Part A of the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the SAI constituting Part B of this Registration Statement.

   The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, Newark, NJ 07102.


NAME AND ADDRESS                           POSITION WITH PI                           PRINCIPAL OCCUPATIONS
----------------                           ----------------                           ---------------------
Matthew J. Chanin                          Director and Senior Vice President         Director and President of Prudential
Gateway Center Four                                                                    Equity Investors, Inc.; Chairman,
Newark, NJ 01702                                                                       Director and President of Prudential
                                                                                       Private Placement Investors, Inc.

Dennis M. Kass                             Director and Vice President                Chairman, CEO and Director of Jennison
466 Lexington Avenue                                                                   Associates, LLC; Director of Prudential
18th Floor                                                                             Trust Company
New York, NY 10017

Philip N. Russo                            Director                                   Director of Jennison Associates, LLC;
                                                                                       Executive Vice President, Chief
                                                                                       Financial Officer and Treasurer, PI

John R. Strangfeld, Jr.                    Chairman and Director                      Vice Chairman of Prudential Financial,
                                                                                       Inc. (Prudential); Chairman, Director
                                                                                       and CEO of Prudential Securities Group,
                                                                                       Director and President of Prudential
                                                                                       Asset Management Holding Company,
                                                                                       Director of Jennison Associates LLC;
                                                                                       Executive Vice President of The
                                                                                       Prudential Insurance Company of America

James J. Sullivan                          Director, Vice President and Managing      Chairman, Director, President and CEO of
                                            Director                                   Prudential Trust Company, Director and
                                                                                       President of The Prudential Asset
                                                                                       Management Company, Inc.

Bernard B. Winograd                        Director, President & CEO                  Senior Vice President of Prudential;
                                                                                       Director of Jennison Associates LLC,
                                                                                       Director and Vice President of
                                                                                       Prudential Asset Management Holding
                                                                                       Company.


ITEM 27. PRINCIPAL UNDERWRITERS.

   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

   PIMS is also distributor of the following unit investment trusts: Separate Accounts, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the officers and directors of PIMS is set forth below.


                                           POSITIONS AND                              POSITIONS AND
                                           OFFICES WITH                               OFFICES WITH
NAME(1)                                    UNDERWRITER                                REGISTRANT
-------                                    -----------                                ----------
Edward P. Baird                            Executive Vice President                   None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin                          Vice President and Treasurer               None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler                       Senior Vice President and Chief            None
                                            Compliance Officer

Robert F. Gunia                            President                                  Vice President and Trustee

William V. Healey                          Senior Vice President, Secretary and       None
                                            Chief Legal Officer

Michael J. McQuade                         Senior Vice President and Chief            None
                                            Financial Officer

David R. Odenath                           Executive Vice President                   None

Stephen Pelletier                          Executive Vice President                   None

Scott G. Sleyster                          Executive Vice President                   None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd                        Executive Vice President                   None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, unless otherwise indicated.

   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, NJ 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9),
(10) and (11) and 31a-1(f) will be kept at Gateway Center Three, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, 100 Mulberry Street, Newark, NJ, 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES.

   Other than as set forth under the captions "How the Series is Managed--Manager", "--Investment Adviser" and "--Distributor" in the Prospectuses and the caption "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

   The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 3rd day of November, 2003.

                                        DRYDEN CALIFORNIA MUNICIPAL FUND


                                        By:           /s/ Judy A. Rice
                                           -------------------------------------
                                                   Judy A. Rice, President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  NAME                                       TITLE                                      DATE
                  ----                                       -----                                      ----
                    *                      Trustee
----------------------------------------
            David E.A. Carson

                    *                      Vice President and Trustee
----------------------------------------
             Robert F. Gunia

                    *                      Trustee
----------------------------------------
           Robert G. La Blanc

                    *                      Trustee
----------------------------------------
         Douglas H. McCorkindale

                    *                      Trustee
----------------------------------------
             Stephen P. Munn

                    *                      Trustee
----------------------------------------
           Richard A. Redeker

                    *                      President and Trustee
----------------------------------------
              Judy A. Rice

                    *                      Trustee
----------------------------------------
             Robin B. Smith

                    *                      Trustee
----------------------------------------
            Stephen Stoneburn

                    *                      Trustee
----------------------------------------
            Clay T. Whitehead

                    *                      Treasurer and Principal Financial and
----------------------------------------    Accounting Officer
             Grace C. Torres

By: /s/      DEBORAH A. DOCS
----------------------------------------
             (Deborah A. Docs,                                                        November 3, 2003
            Attorney-in-Fact)

                                  EXHIBIT INDEX

EXHIBITS

     (b) Amended and Restated By-Laws of the Registrant.

     (d) (1) Management Agreement between Registrant and Prudential Investments LLC.

     (d) (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc.

     (h) (5) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.).

     (i) (2) Consent of Counsel.

     (j) Consent of PricewaterhouseCoopers LLP.

     (n) (3) Amended and Restated Rule 18f-3 Plan of Registrant.

     (q) (1) Powers of Attorney dated August 1, 2003.

     (q) (2) Powers of Attorney dated August 1, 2003.